1933 Act Registration No. 333-98451

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                              EVERGREEN FIXED INCOME TRUST
                     (Evergreen Offit High Yield Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006




It is proposed  that this filing will become  effective:
[X] immediately  upon filing  pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                           EVERGREEN FIXED INCOME TRUST

                                     PART A

                        EVERGREEN OFFIT HIGH YIELD FUND

                           PROSPECTUS/PROXY STATEMENT

                           EVERGREEN INVESTMENTS LOGO

                              OFFIT HIGH YIELD FUND
                               520 MADISON AVENUE
                             NEW YORK, NY 10022-4213

September 27, 2002

Dear Shareholder,

         On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of OFFIT High Yield Fund ("OFFIT Fund"), you are invited to vote on a proposal to merge OFFIT Fund into Evergreen Offit High Yield Fund ("Evergreen Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"). THE BOARD OF DIRECTORS OF THE OFFIT INVESTMENT FUND, INC. HAS APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         From an  investment  management  perspective,  our  primary  goal is to always ensure a seamless transition and provide continued service and performance you have come to expect from your money managers. At Evergreen Investments, we work within a team approach. Unlike consensus-driven team structures, Evergreen's team structure promotes an environment of creative competition to leverage individual ideas for the benefit of our teams and thus, our investors. Each of our teams generates its own research and analysis in an environment that encourages independent thinking and decision-making. Each team also has access to the best thinking of the other teams, leveraging our research across the entire organization. The result: all ideas are open to challenge and collaboration and sound ideas are shared across teams to the benefit of all clients.

         The OFFIT Funds investment managers will become an integral part of our team-based management process. Our portfolio managers and analysts as well as our newly integrated OFFIT managers will work together to focus on delivering superior results within carefully defined investment styles and within their areas of expertise.

         If approved by shareholders, this is how the merger will work:

o Your Fund will transfer its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Fixed Income Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your OFFIT Fund shares. You will receive Class A or Class I shares of Evergreen Fund, depending on the class of shares of OFFIT Fund you currently hold. As a result of the Merger, you will receive the same number of shares as you currently hold, at the same total investment value.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

         The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

         Votes on the proposal will be cast at a special meeting of OFFIT Fund's shareholders to be held on November 1, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 1-800-594-3978 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If OFFIT Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC.

         Thank you for taking this matter seriously and participating in this important process.

                                   Sincerely,

                                   /s/ F. Daniel Prickett

                                   F. Daniel Prickett
                                   President

                              OFFIT HIGH YIELD FUND

                               520 MADISON AVENUE

                             NEW YORK, NY 10022-4213

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 1, 2002

         A Special Meeting (the "Meeting") of Shareholders of OFFIT High Yield Fund ("OFFIT Fund"), a series of The OFFIT Investment Fund, Inc., will be held at OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 on November 1, 2002, at 10:00 a.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of August 30, 2002, providing for the acquisition of all the assets of OFFIT Fund by Evergreen Offit High Yield Fund ("Evergreen Fund"), a series of Evergreen Fixed Income Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of OFFIT Fund in liquidation and subsequent termination of OFFIT Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of OFFIT Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of OFFIT Fund, the Board of Directors of The OFFIT Investment Fund, Inc. has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders of OFFIT Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                      By order of the Board of Directors



                                      Vincent M. Rella
                                      Secretary

September 27, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       OF

                             OFFIT HIGH YIELD FUND,

                   A SERIES OF THE OFFIT INVESTMENT FUND, INC.

                                      INTO

                        EVERGREEN OFFIT HIGH YIELD FUND,

                    A SERIES OF EVERGREEN FIXED INCOME TRUST

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of OFFIT High Yield Fund ("OFFIT Fund") into Evergreen Offit High Yield Fund ("Evergreen Fund"). If approved, the Merger will result in you receiving shares of Evergreen Fund in exchange for your shares of OFFIT Fund. The investment objective of each Fund is identical. Each Fund seeks high current income. Capital growth is a secondary objective for each Fund.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
SEE:                                                              HOW TO GET THESE DOCUMENTS:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------
Prospectus for Evergreen Fund,  dated  September 16, 2002,        The Funds make all of these documents  available to you free
WHICHACCOMPANIES THIS  PROSPECTUS/PROXY STATEMENT.                of charge if you:

                                                                  o        Call 1-800-594-3978, or
Prospectus for OFFIT Fund, dated April 25, 2002.                  o        Write the Funds at either address below.

Statement of  additional  information  for  Evergreen  Fund,      You can also obtain any of these documents for a fee from the
dated September 16, 2002.                                         SEC if you:
                                                                  o        Call the SEC at 202-942-8090,
Statement of additional information for OFFIT Fund, dated April
25, 2002.                                                         Or for free if you:
                                                                  o        Go to the EDGAR Database on the SEC's Website
Annual report for OFFIT Fund, dated December 31, 2001.                     (http://www.sec.gov).

Semi-annual report for OFFIT Fund, dated June 30, 2002.           To ask questions about this prospectus/proxy statement:
                                                                  o        Call 1-800-594-3978, or
Statement of additional  information,  dated  September 27, 2002, o        Write to the Funds at either address below.
which relates to this prospectus/proxy  statement and the Merger.
----------------------------------------------------------------- ---------------------------------------------------------------

         Information relating to each Fund contained in the Fund's prospectus and statement of additional information and OFFIT Fund's annual and semi-annual reports, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

         THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

     The address of Evergreen Fund is 200 Berkeley Street, Boston, MA 02116
                           (Telephone: 800-343-2898).
    The address of OFFIT Fund is 520 Madison Avenue, New York, NY 10022-4213
                           (Telephone: 800-618-9510).

               PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 27, 2002

                                TABLE OF CONTENTS

SUMMARY..........................................................................................        4
     What are the key features of the Merger?....................................................        4
     After the Merger, what class of shares of Evergreen Fund will I own?........................        4
     How do the Funds' investment objectives, principal investment strategies and risks
     compare?....................................................................................        4
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and
          exchange shares the same way?..........................................................        5
     How do the Funds' performance records compare?..............................................        6
     Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?
         What will the advisory fee be after the Merger?.........................................        7
     What will be the primary federal tax consequences of the Merger?............................        8

RISKS............................................................................................        8
     What are the primary risks of investing in each Fund?.......................................        8
     Are there any other risks of investing in each Fund?........................................        9

MERGER INFORMATION...............................................................................        9
     Reasons for the Merger......................................................................        9
     Agreement and Plan of Reorganization........................................................        10
     Federal Income Tax Consequences.............................................................        11
     Pro-forma Capitalization....................................................................        11
     Distribution of Shares......................................................................        12
     Purchase and Redemption Procedures..........................................................        13
     Exchange Privileges.........................................................................        13
     Dividend Policy.............................................................................        13

INFORMATION ON SHAREHOLDERS' RIGHTS..............................................................        14
     Form of Organization........................................................................        14
     Capitalization..............................................................................        14
     Shareholder Liability.......................................................................        14
     Shareholder Meetings and Voting Rights......................................................        14
     Liquidation.................................................................................        15
     Liability and Indemnification of Directors/Trustees.........................................        15

VOTING INFORMATION CONCERNING THE MEETING........................................................        15
     Shareholder Information.....................................................................        16

FINANCIAL STATEMENTS AND EXPERTS.................................................................        17
LEGAL MATTERS....................................................................................        17
ADDITIONAL INFORMATION...........................................................................        17
OTHER BUSINESS...................................................................................        17
INSTRUCTIONS FOR EXECUTING PROXY CARDS...........................................................        18
OTHER WAYS TO VOTE YOUR PROXY....................................................................        18
EXHIBIT A........................................................................................        A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus and statement of additional information, OFFIT Fund's annual and semi-annual report and in the Agreement and Plan of Reorganization.

[GRAPHIC OMITTED] WHAT ARE THE KEY FEATURES OF THE MERGER?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of OFFIT Fund to Evergreen Fund in exchange for shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund. (The identified liabilities consist only of those liabilities reflected on OFFIT Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of OFFIT Fund by distributing the shares of Evergreen Fund to OFFIT Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

     The Merger is scheduled to take place on or about November 8, 2002.

[GRAPHIC OMITTED] AFTER THE MERGER, WHAT CLASS OF SHARES OF EVERGREEN FUND WILL I OWN?

  -------------------------------------------------------------- --------------------------------------------------------------
  If you own this class of shares of OFFIT Fund:                 You will get this class of shares of Evergreen Fund:
  -------------------------------------------------------------- --------------------------------------------------------------
  -------------------------------------------------------------- --------------------------------------------------------------
  Advisor Shares                                                 Class A
  -------------------------------------------------------------- --------------------------------------------------------------
  -------------------------------------------------------------- --------------------------------------------------------------
  Select Shares                                                  Class I
  -------------------------------------------------------------- --------------------------------------------------------------

         The new shares you receive will have the same total value as your OFFIT Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Directors of The OFFIT Investment Fund, Inc. including the Directors who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of OFFIT Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Directors have submitted the Plan for the approval of OFFIT Fund's shareholders. The Trustees of Evergreen Fixed Income Trust have also approved the Plan on behalf of Evergreen Fund.

[GRAPHIC OMITTED] HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective of Evergreen Fund and OFFIT Fund are identical and the investment strategies are substantially identical. Each Fund seeks high current income. Capital growth is a secondary objective for each Fund.

         Each Fund is a non-diversified fund that pursues its investment objective by investing normally at least 80% of its assets in "seasoned" (i.e. issuer has been in operation for more than one year) U.S. corporate fixed income securities that are rated below investment grade. The securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. Each Fund also invests in senior securities and may invest in securities of issuers with an operating history of less than one year). Each Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating. In addition, each Fund may invest up to 20% of its assets in foreign securities. When selecting securities, the portfolio managers generally consider the following factors: yield, price and rating of the security; the balance sheet, capital structure and management of the issuer; and the variety of issuers and industries represented in the Fund's portfolio. The Fund seeks to achieve its secondary objective of capital growth by normally investing in fixed income securities that are judged to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered to be a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction in earning power.

         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed could result in lower returns and loss of market opportunity.

         Because both Funds have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by OFFIT Fund will be disposed of in significant amounts in connection with the Merger.

         The principal risks of investing in either of the Funds is interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up) and credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). In addition, both Funds are subject to below investment grade bond risk (markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds). Both Funds are also subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). Further, both Funds are subject to non-diversification risk (a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in numerous issuers). For a detailed comparison of the Funds' risks, see the section entitled "Risks."

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

HOW DO THE FUNDS' SALES CHARGES AND EXPENSES  COMPARE?  WILL I
BE ABLE TO BUY, SELL AND EXCHANGE SHARES THE SAME WAY?

         The sales charges for Class A shares of Evergreen Fund and the Advisor Shares for OFFIT Fund are different. Neither the Class I shares for Evergreen Fund nor the Select Shares for OFFIT Fund have sales charges. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." OFFIT Fund offers three classes of shares, two of which are involved in the Merger: Advisor Shares and Select Shares. Evergreen Fund offers two classes of shares: Class A and Class I. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges."

         The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "Evergreen Fund Pro Forma" shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------- ---- ----------------------------------------------------
OFFIT FUND                                                          EVERGREEN FUND PRO FORMA
-------------------------------------------------------------- ---- ----------------------------------------------------
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------
SHAREHOLDER TRANSACTION EXPENSES     ADVISOR       SELECT           SHAREHOLDER TRANSACTION          CLASS A    CLASS I
                                     SHARES        SHARES           EXPENSES
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------
Maximum sales charge imposed on      None          None             Maximum sales charge imposed     4.75%      None
purchases (as a % of offering                                       on purchases (as a % of
price)                                                              offering price)
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------
Maximum deferred sales charge (as    None          None             Maximum deferred sales charge    None*      None
a % of either the redemption                                        (as a % of either the
amount or initial investment                                        redemption amount or initial
whichever is lower)                                                 investment whichever is lower)
------------------------------------ ------------- ----------- ---- -------------------------------- ---------- --------

     * Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

         The following tables allow you to compare the expenses of the two Funds. Evergreen Fund is newly organized and has not had any operations to date. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be assuming the Merger takes place. The amounts for shares of Evergreen Fund set forth in the following table and in the examples are based on the estimated expenses of Evergreen Fund pro forma for the fiscal year ending December 31, 2002. The amounts for shares of OFFIT Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended December 31, 2001.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------- -- ------------------------------------------------------------
OFFIT FUND (based on expenses  for the fiscal  year ended         EVERGREEN FUND PRO FORMA (based on what the estimated
for December 31, 2001)                                            combined  expenses of Evergreen  Fund Pro Forma would be
                                                                  the fiscal year ending December 31, 2002)

-------------------------------------------------------------- -- ------------------------------------------------------------
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
            MANAGEMENT     12B-1   OTHER       TOTAL FUND                   MANAGEMENT    12B-1     OTHER       TOTAL FUND
            FEES           FEES    EXPENSES    OPERATING                    FEES          FEES      EXPENSES    OPERATING
                                               EXPENSES                                                         EXPENSES

----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
ADVISOR         0.70%      0.25%1    0.53%2        1.48%1         CLASS A      0.76%       0.25%      0.24%         1.25%
SHARES
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
SELECT          0.70%      0.00%     0.28%         0.98%          CLASS I      0.76%       0.00%      0.24%         1.00%
SHARES

----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------

1 The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of OFFIT Fund's distributor. Including voluntary waivers, Total Fund Operating Expenses were 1.23%.

2  Other Expenses include a 0.25% shareholder services fee.

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in OFFIT Fund versus Evergreen Fund pro forma, assuming the Merger takes place, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

EXAMPLES OF FUND EXPENSES

------------------------------------------------------- ---- --------------------------------------------
OFFIT FUND                                                   EVERGREEN FUND PRO FORMA

------------------------------------------------------- ---- --------------------------------------------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
ASSUMING REDEMPTION AT                                       ASSUMING REDEMPTION
END OF PERIOD                                                AT END OF PERIOD

------------------------- --------------- ------------- ---- ---------------------- --------- -----------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
                          Advisor Shares  Select                                    Class A   Class I
                                          Shares
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
AFTER 1 YEAR              $151            $100               AFTER 1 YEAR           $596      $102
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
AFTER 3 YEARS             $468            $312               AFTER 3 YEARS          $853      $318
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
AFTER 5 YEARS             $808            $542               AFTER 5 YEARS          $1,129    $552
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
------------------------- --------------- ------------- ---- ---------------------- --------- -----------
AFTER 10 YEARS            $1,768          $1,201             AFTER 10 YEARS         $1,915    $1,225
------------------------- --------------- ------------- ---- ---------------------- --------- -----------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following tables show how OFFIT Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Merger, Evergreen Fund, as the successor to OFFIT Fund, will assume and publish OFFIT Fund's investment performance record. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

YEAR-BY-YEAR TOTAL RETURN (%)

         The table below shows the percentage gain or loss for the Select Shares of OFFIT Fund in each full calendar year since the Select Shares' inception on 3/2/1994. The class shown is the oldest. The table should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

----------------------------------------------------------------------------------------------------
                                            OFFIT FUND

----------------------------------------------------------------------------------------------------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
                `95           `96           `97         `98         `99          `00         `01
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
30%

----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
20%

----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
10%         17.72%           12.46%       12.09%
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
5%

----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
0                                                    4.49%       1.10%       -4.34%       4.14%
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------
-5%

----------- ------------- ------------- ------------ ----------- ----------- ------------ ----------

                     BEST QUARTER: 1ST QUARTER 2001 +6.24%
                     WORST QUARTER: 3RD QUARTER 2001 -4.84%

         The next table lists OFFIT Fund's average annual total return over the past one and five years and since inception (through 12/31/2001). The after tax returns shown are for Select Shares, the Fund's oldest class; after tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. At the bottom of the table you can compare the Fund's performance with the Merrill Lynch All High Yield Bond Index (MLHYBI). The MLHYBI is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED 12/31/2001)

------------------------------------------------------------------------------------------------
                                          OFFIT FUND

------------------------------------------------------------------------------------------------
------------------ ---------------------- -------------- ------------- -------------------------
                     Inception Date of       1 year         5 year        Performance Since
                           Class                                              Inception
------------------ ---------------------- -------------- ------------- -------------------------
------------------ ---------------------- -------------- ------------- -------------------------
Advisor Shares*         12/29/2000            3.86%          N/A                3.86%
------------------ ---------------------- -------------- ------------- -------------------------
------------------ ---------------------- -------------- ------------- -------------------------
Select Shares            3/2/1994             4.14%         3.36%               5.82%
------------------ ---------------------- -------------- ------------- -------------------------
------------------ ---------------------- -------------- ------------- -------------------------
Select Shares**          3/2/1994             0.23%         -0.38%              2.01%
------------------ ---------------------- -------------- ------------- -------------------------
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
------------------------------------------------------------------------------------------------
------------------ ---------------------- -------------- ------------- -------------------------
Select Shares**          3/2/1994             2.54%         0.90%               2.79%
------------------ ---------------------- -------------- ------------- -------------------------
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares
------------------------------------------------------------------------------------------------
----------------------------------------- -------------- ------------- -------------------------
MLHYBI                                        6.20%         3.95%              9.22%***
----------------------------------------- -------------- ------------- -------------------------

                 * Inception date is based on activity from 12/29/2000.

                 ** The after-tax returns shown are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                 ***This index performance number is since 3/2/1994.

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about OFFIT Fund is also contained in management's discussion of OFFIT Fund's performance. This information appears in OFFIT Fund's most recent Annual and Semi-annual Reports.

WHO WILL BE THE INVESTMENT ADVISOR AND PORTFOLIO MANAGER OF MY
FUND AFTER THE MERGER? WHAT WILL THE ADVISORY FEE BE AFTER THE MERGER?

MANAGEMENT OF THE FUNDS

         The overall management of Evergreen Fund and OFFIT Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust and the Board of Directors of The OFFIT Investment Fund, Inc., respectively.

INVESTMENT ADVISOR

         OFFITBANK Fund Advisors ("OFFITBANK") is the investment advisor to each Fund. The following are some key facts about OFFITBANK:

         -----------------------------------------------------------------------
         o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

         o Provides discretionary investment management services to mutual funds, high net worth individuals and family groups, foundations, endowments and corporations.

         o Manages over $1.05 billion in assets for 13 OFFIT Funds as of August 31, 2002.

         o    Is located at 520 Madison Avenue, New York, NY 10022.

         -----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

         The day-to-day management of each Fund is handled by:

         -----------------------------------------------------------------------
         o A team of portfolio management professionals from OFFITBANK's High Yield Bond team, with team members responsible for various sectors.

         -----------------------------------------------------------------------

ADVISORY FEES

         For its management and supervision of the daily business affairs of Evergreen Fund, OFFITBANK is entitled to receive an annual fee equal to:

         -----------------------------------------------------------------------
         o 0.85% of the Fund's average daily net assets on the first $200 million, 0.75% of the Fund's average daily net assets on the next $400 million and 0.65% of the Fund's average daily net assets of amounts over $600 million.

         -----------------------------------------------------------------------

WHAT WILL BE THE  PRIMARY  FEDERAL TAX  CONSEQUENCES  OF THE
MERGER?

         Prior to or at the time of the Merger, OFFIT Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by OFFIT Fund or its shareholders for federal income tax purposes as a result of receiving Evergreen Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by an OFFIT Fund shareholder will be the same as the holding period and aggregate tax basis of shares of OFFIT Fund previously held by such shareholder, provided that shares of OFFIT Fund are held as capital assets. In addition, the holding period and tax basis of the assets of OFFIT Fund in the hands of Evergreen Fund as a result of the Merger will be the same as they were in the hands of OFFIT Fund immediately prior to the Merger. Evergreen Fund will recognize no gain or loss upon the receipt of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of OFFIT Fund's identified liabilities.

                                      RISKS

[GRAPHIC OMITTED] WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in either Fund is subject to certain risks. The risk factors for the Funds are identical due to the substantially identical investment objectives and polices of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------- ----------------------------------------
OFFIT FUND                              EVERGREEN FUND

--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------

                  Both Funds are subject to INTEREST RATE RISK.
                      Both Funds invest in debt securities.

--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. If a Fund invests in debt securities and interest rates rise, then the value of the Fund's securities may decline. The longer the term of the bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by a Fund on its investments may also decline, which could cause the Fund to reduce the dividend it pays.

------------------------------------- ------------------------------------------
OFFIT FUND                            EVERGREEN FUND

------------------------------------- ------------------------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to CREDIT RISK.
                      Both Funds invest in debt securities.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

--------------------------------- ----------------------------------------------
OFFIT FUND                        EVERGREEN FUND

--------------------------------- ----------------------------------------------
--------------------------------------------------------------------------------

                    BothFunds are subject to BELOW INVESTMENT
                   GRADE BOND RISK. Both Funds invest in below
                             investment grade bonds.

--------------------------------------------------------------------------------

         Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.

--------------------------------------- ----------------------------------------
OFFIT FUND                              EVERGREEN FUND

--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------

               Both Funds are subject to FOREIGN INVESTMENT RISK.
     Both Funds may invest up to 20% of their assets in foreign securities.

--------------------------------------------------------------------------------

         Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates.

-------------------------------------- -----------------------------------------
OFFIT FUND                             EVERGREEN FUND

-------------------------------------- -----------------------------------------
--------------------------------------------------------------------------------

                            Both Funds are subject to
                      NON-DIVERSIFICATION RISK. Both Funds
                           are non-diversified funds.

--------------------------------------------------------------------------------

         An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund that invests in numerous issuers.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         Both Funds may invest in futures and options, which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                               MERGER INFORMATION

REASONS FOR THE MERGER

         On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the OFFIT family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the OFFIT and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated OFFIT and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

         All of the Directors of The OFFIT Investment Fund, Inc., including the Independent Directors, considered the Merger at a regular meeting held on June 13, 2002; they determined that the Merger was in the best interests of OFFIT Fund and its shareholders and that the interests of existing shareholders of OFFIT Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen Fixed Income Trust considered and approved the Merger at a regular meeting held on June 20-21, 2002.

         If the Merger is approved by shareholders, the assets of OFFIT Fund will be transferred in exchange for shares of Evergreen Fund. The historical activities of OFFIT Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds ("Evergreen Funds").

         In addition, the Directors considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o compatibility of the Funds' investment objectives and principal investment strategies;

o        the  fact  that  the  Merger  provides   continuity  of  money
         management for shareholders due to the fact that OFFIT Fund's portfolio managers would continue to manage Evergreen Fund;

o the fact that Evergreen Investment Management Company, LLC ("EIMC") will bear the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger;

o the fact that Evergreen Fund will assume the identified liabilities of OFFIT Fund;

o the fact that the Merger is expected to be tax free for federal income tax purposes;

o alternatives available to shareholders of OFFIT Fund, including the ability to redeem their shares;

o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen Funds.

         During their consideration of the Merger, the Directors of The OFFIT Investment Fund, Inc. met with Fund counsel and counsel to the Independent Directors regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Directors of The OFFIT Investment Fund, Inc. concluded that the proposed Merger would be in the best interests of OFFIT Fund and its shareholders.

         The Trustees of Evergreen Fixed Income Trust considered the benefit of adding a product identical to OFFIT Fund to the Evergreen Funds and approved the Merger on behalf of Evergreen Fund.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the Form of which is Exhibit A hereto).

         The Plan provides that Evergreen Fund will acquire all of the assets of OFFIT Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund on or about November 8, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, OFFIT Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of OFFIT Fund other than those reflected in an unaudited statement of assets and liabilities of OFFIT Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). Evergreen Fund will provide the Directors of The OFFIT Investment Fund, Inc. with certain indemnifications as set forth in the Plan.

         The number of full and fractional shares of each class of Evergreen Fund to be received by the shareholders of OFFIT Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of OFFIT Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of OFFIT Fund by the net asset value per share of the respective class of shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, OFFIT Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by OFFIT Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of OFFIT Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to the OFFIT Fund's shareholders. All issued and outstanding shares of OFFIT Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, OFFIT Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by OFFIT Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of OFFIT Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of OFFIT Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by OFFIT Fund and Evergreen Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by OFFIT Fund, Evergreen Fund or their shareholders.

         If OFFIT Fund shareholders do not approve the Merger, the Directors of The OFFIT Investment Fund, Inc. will consider other possible courses of action, which may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, OFFIT Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

         (1) The transfer of all of the assets of OFFIT Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund followed by the distribution of Evergreen Fund's shares to the shareholders of OFFIT Fund in liquidation of OFFIT Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and OFFIT Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of OFFIT Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund;

         (3) No gain or loss will be recognized by OFFIT Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of OFFIT Fund or upon the distribution (whether actual or constructive) of Evergreen Fund's shares to OFFIT Fund's shareholders in exchange for their shares of OFFIT Fund;

         (4) No gain or loss will be recognized by OFFIT Fund's shareholders upon the exchange of their shares of OFFIT Fund for shares of Evergreen Fund in liquidation of OFFIT Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of OFFIT Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of OFFIT Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Evergreen Fund received by each shareholder of OFFIT Fund will include the period during which the shares of OFFIT Fund exchanged therefor were held by such shareholder (provided that the shares of OFFIT Fund were held as a capital asset on the date of the Merger); and

        (6) The tax basis of the assets of OFFIT Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to OFFIT Fund immediately prior to the Merger, and the holding period of such assets in the hands of Evergreen Fund will include the period during which the assets were held by OFFIT Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of OFFIT Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of OFFIT Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of OFFIT Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of OFFIT Fund as of June 30, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of June 30, 2002, giving effect to the proposed acquisition of assets at net asset value. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class A and Class I shares of Evergreen Fund issued for each Advisor Share and each Select Share of OFFIT Fund, respectively.

           CAPITALIZATION OF OFFIT FUND AND EVERGREEN FUND (PRO FORMA)

---------------------------------- -------------  ---------------------
                                     OFFIT FUND          EVERGREEN FUND
                                                          (PRO FORMA)
Net Assets

Advisor Shares                         $3,886,539                  N/A
Select Shares                        $607,388,245                  N/A
MSD&T Shares*                         $19,580,332                  N/A
Class A                                       N/A           $3,886,539
Class  I                                      N/A         $607,388,245
                                              ---         ------------
Total Net Assets                     $630,855,116         $611,274,784
---------------------------------- --------------- --------------------
---------------------------------- --------------- --------------------
Net Asset Value Per Share

Advisor Shares                              $7.06                  N/A
Select Shares                               $7.06                  N/A
MSD&T Shares*                               $7.76                  N/A
Class A                                       N/A                $7.06
Class  I                                      N/A                $7.06
---------------------------------- --------------- --------------------
---------------------------------- --------------- --------------------
Shares Outstanding

Advisor Shares                            550,249                  N/A
Select Shares                          86,055,278                  N/A
MSD&T Shares*                           2,522,657                  N/A
Class A                                       N/A              550,249
Class  I                                      N/A           86,055,278
                                              ---           ----------
Total shares outstanding               89,128,184           86,605,527
---------------------------------- --------------- --------------------
         *To be liquidated prior to the Merger.

DISTRIBUTION OF SHARES

         Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of Evergreen Fund and OFFIT Funds Distributor, Inc., a subsidiary of PFPC Distributors, Inc., acts as underwriter of shares of OFFIT Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. OFFIT Fund offers three classes of shares, two of which are involved in the Merger: Advisor Shares and Select Shares. OFFIT Fund no longer offers MSD&T Shares. Evergreen Fund offers two classes of shares:
Class A and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, OFFIT Fund shareholders will receive shares of Evergreen Fund having a different class designation but having similar arrangements with respect to the imposition of distribution-related and shareholder servicing-related fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, OFFIT Fund shareholders will receive Evergreen Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.

         The following is a summary description of charges and fees for the Class A and Class I shares of Evergreen Fund which will be received by OFFIT Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to each class of shares are contained in each Fund's prospectus and statement of additional information.

         CLASS A SHARES. Class A shares are sold at net asset value plus a front-end sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Evergreen Fund. No front-end sales charge will be imposed on Class A shares of Evergreen Fund received by OFFIT Fund's shareholders as a result of the Merger. No front-end sales charge will be imposed on subsequent purchases of Evergreen Fund.

         CLASS I SHARES. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for Evergreen Fund. However, OFFIT Fund shareholders who receive Evergreen Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.

         DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Evergreen Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the "full plan rate" by the Trustees of Evergreen Fixed Income Trust without shareholder approval. OFFIT Fund has adopted a Rule 12b-1 plan with respect to its Advisor Shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.25% of average daily net assets attributable to the class. The Rule 12b-1 fees for Advisor Shares of OFFIT Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of OFFIT Fund's distributor. OFFIT Fund has adopted a Shareholder Servicing Plan with respect to its Advisor Shares under which the class pays 0.25% of average daily net assets attributable to the class. Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information. No Rule 12b-1 plan has been adopted for either the Select Shares of OFFIT Fund or the Class I shares of Evergreen Fund.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.
Investments in the Funds are not insured. The minimum initial purchase requirement for Class A of Evergreen Fund is $1,000, while the minimum initial purchase requirement for Class I is $1,000,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. The minimum initial purchase requirement for OFFIT Fund's Select Shares is $250,000. There is a $10,000 minimum for subsequent purchases of Select Shares of OFFIT Fund. The minimum initial purchase requirement for OFFIT Fund's Advisor Shares is $10,000. There is no minimum for subsequent purchases of Advisor Shares of OFFIT Fund. For more information, see "How to Buy Shares - Minimum Investments" in Evergreen Fund's prospectus and "Shareholder Information" in OFFIT Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC for Evergreen Fund and less redemption fee for OFFIT Fund, if applicable, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Evergreen Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and in the case of Evergreen Fund, may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange by Evergreen Fund; OFFIT Fund imposes an exchange fee if done within 90 days of initial purchase. An exchange represents an initial investment in another fund and must meet any minimum investment requirements imposed by Evergreen Fund and must be a minimum of $50,000 for
OFFIT  Fund.  The  current  exchange   privileges,   and  the  requirements  and
limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

DIVIDEND POLICY

         Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of OFFIT Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of OFFIT Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

         OFFIT Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Evergreen Fund is a series of Evergreen Fixed Income Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Fixed Income Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. OFFIT Fund is a series of The OFFIT Investment Fund, Inc., an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The OFFIT Investment Fund, Inc. is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, and a Board of Directors and by applicable Maryland and federal law.

CAPITALIZATION

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The interests in OFFIT Fund are represented by ten billion shares of common stock with a par value of $0.001 per share. Each Fund's governing documents permit the respective Directors/Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Directors/Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by their respective Directors/Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Fixed Income Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

         Under the applicable Maryland law, shareholders are not held personally liable for the obligations of The OFFIT Investment Fund, Inc.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Neither Evergreen Fixed Income Trust on behalf of Evergreen Fund nor The OFFIT Investment Fund, Inc. on behalf of OFFIT Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 25% of the outstanding shares of The OFFIT Investment Fund, Inc. entitled to vote. In addition, each of Evergreen Municipal Trust and The OFFIT Investment Fund, Inc. is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the
Directors/Trustees then holding office were elected by shareholders. Neither Evergreen Fixed Income Trust nor The OFFIT Investment Fund, Inc. currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to OFFIT Fund, 33 1/3% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Articles of Incorporation of The OFFIT Investment Fund, Inc., as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

LIQUIDATION

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of liquidation or dissolution of OFFIT Fund, the shareholders of a class shall be entitled to receive, out of the assets available for distribution, the assets belonging to that class less the liabilities allocated to that class.

LIABILITY AND INDEMNIFICATION OF DIRECTORS/TRUSTEES

         Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Articles of Incorporation and By-Laws of The OFFIT Investment Fund, Inc., a Director is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Director is indemnified by The OFFIT Investment Fund, Inc. to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Director, unless it is determined that the Director acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Fixed Income Trust, Articles of Incorporation of The OFFIT Investment Fund, Inc., their respective By-Laws and Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, By-Laws and Delaware and Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of OFFIT Fund in connection with a solicitation of proxies by the Directors of The OFFIT Investment Fund, Inc., to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., on November 1, 2002, at the OFFIT Fund's offices at 520 Madison Avenue, New York, NY 10022-4213 and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of OFFIT Fund on or about September 27, 2002. Only shareholders of record as of the close of business on August 30, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The OFFIT Investment Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of OFFIT Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 33 1/3% of the Fund's shares entitled to vote) is present. In voting for the Merger, all classes of OFFIT Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of OFFITBANK, its affiliates or other representatives of OFFIT Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If OFFIT Fund shareholders do not vote to approve the Merger, the Directors of The OFFIT Investment Fund, Inc. will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Maryland law or the Articles of Incorporation of The OFFIT Investment Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of OFFIT Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of OFFIT Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         OFFIT Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The OFFIT Investment Fund, Inc. at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise OFFIT Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

SHAREHOLDER INFORMATION

         As of the Record Date, the following number of each class of shares of common stock of OFFIT Fund was outstanding:

                   -------------------- ------------------------
                   CLASS OF SHARES           NUMBER OF SHARES

                   -------------------- ------------------------
                   Advisor Shares                   510,915.066
                   Select Shares                 78,373,140.560
                                                 --------------
                   All Classes                   78,884,055.626
                   -------------------- ------------------------


         As of July 31, 2002, the officers and Directors of The OFFIT Investment Fund, Inc. beneficially owned as a group less than 1% of each class of the outstanding shares of OFFIT Fund. To The OFFIT Investment Fund, Inc.'s knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of OFFIT Fund's outstanding shares as of July 31, 2002:

-------------------------------------------- ----------- -------------------- ------------------------ ------------------------
NAME AND ADDRESS                               CLASS        NO. OF SHARES      PERCENTAGE OF SHARES     PERCENTAGE OF SHARES
----------------                               -----        -------------     OF CLASS BEFORE MERGER    OF CLASS AFTER MERGER
                                                                              ----------------------    ---------------------
BEAR STEARNS SECURITIES CORP                  Advisor        36,741.482                7.15%                    7.15%
FBO 806-26239-16
1 METROTECH CENTER NORTH
BROOKLYN, NY   11201-3859

-------------------------------------------- ----------- -------------------- ------------------------ ------------------------





-------------------------------------------- ----------- -------------------- ------------------------ ------------------------
BEAR STEARNS SECURITIES CORP                  Advisor        29,398.525                5.72%                    5.72%
FBO 806-26354-15
1 METROTECH CENTER NORTH
BROOKLYN, NY   11201-3859

BEAR STEARNS SECURITIES CORP                  Advisor        27,923.525                5.44%                    5.44%
FBO 806-26508-10
1 METROTECH CENTER NORTH
BROOKLYN, NY   11201-3859
-------------------------------------------- ----------- -------------------- ------------------------ ------------------------


         As of July 31, 2002, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Fixed Income Trust's knowledge, no persons owned beneficially or of record more than 5% of Evergreen Fund's outstanding shares as of July 31, 2002.

         THE DIRECTORS OF THE OFFIT INVESTMENT FUND, INC. RECOMMEND APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.



                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of OFFIT Fund as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of OFFIT Fund as of June 30, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         OFFIT Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Directors of The OFFIT Investment Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

September 27, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signin should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.

     For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer

     (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                             John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     VOTE BY TELEPHONE:

1.       Read the PROSPECTUS/PROXY STATEMENT and have your PROXY CARD at hand.
2.       Call the toll-free number indicated on your PROXY CARD.
3.       Enter the CONTROL NUMBER found on your PROXY CARD.
4.       Follow the simple recorded instructions.


     VOTE BY INTERNET:

1.       Read the PROSPECTUS/PROXY STATEMENT and have your PROXY CARD at hand.
2. Go to the website indicated on your PROXY CARD and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 1-800-594-3978 (toll free).


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                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of August, 2002, by and between Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Offit High Yield Fund series (the "Acquiring Fund"), and The Offit Investment Fund, Inc., a Maryland corporation, with its principal place of business at 400 Bellevue Parkway, Wilmington, Delaware, 19809 (the "Selling Fund Corporation"), with respect to its OFFIT High Yield Fund series (the "Selling Fund").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring und Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Directors of the Selling Fund Corporation have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been or will be distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Advisor and Select shares of the Selling Fund will receive Class A and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 11, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Corporation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring
Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Corporation or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2   REPRESENTATIONS   OF  THE  ACQUIRING  FUND.  The  Acquiring  Fund
represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) As of the date of the Reorganization, the current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will distribute in each such year all net investment income and realized capital gains.

                  (h) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (l) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Corporation will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Corporation's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund Corporation and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Corporation, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Corporation.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kramer, Levin, Naftalis & Frankel, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of State of Maryland and has the corporate power to own all of its properties and assets and, to the knowledge of such counsel to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Corporation's Articles of Incorporation or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Corporation's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund TRust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kramer, Levin, Naftalis & Frankel, LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Corporation's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG, LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Corporation, or the respective Trustees, Directors or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust. The obligations of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                    EVERGREEN FIXED INCOME TRUST
                                    ON BEHALF OF
                                    EVERGREEN OFFIT HIGH YIELD FUND


                                    By:     /S/ MICHAEL H. KOONCE
                                        -------------------------------
                                    Name:  Michael H. Koonce
                                    Title:  Authorized Officer

                                    THE OFFIT INVESTMENT FUND, INC.
                                    ON BEHALF OF
                                    OFFIT HIGH YIELD FUND


                                    By:     /S/ VINCENT M. RELLA
                                        ------------------------------
                                    Name: Vincent M. Rella
                                    Title:  Authorized Officer

                          EVERGREEN FIXED INCOME TRUST

                                     PART B

                         EVERGREEN OFFIT HIGH YIELD FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of
                              OFFIT HIGH YIELD FUND
                                 A Series of
                         THE OFFIT INVESTMENT FUND, INC.
                               520 Madison Avenue
                         New York, New York 10022-4213

                        By and In Exchange For Shares of

                        EVERGREEN OFFIT HIGH YIELD FUND
                                  A Series of
                         EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of OFFIT High Yield Fund ("OFFIT Fund"), a series of The OFFIT Investment Fund, Inc., to Evergreen Offit High Yield Fund ("Evergreen Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A and I shares (to be issued to holders of Advisor shares and Select shares, respectively, of OFFIT Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)      The  Statement of  Additional  Information  of OFFIT Fund dated
         April 25, 2002;

(2) The Statement of Additional Information of Evergreed Fund dated September 16, 2002;

(3)      Annual Report of OFFIT Fund dated December 31, 2001; and

(4)      Semi-Annual Report of OFFIT Fund for the six-month period ended June
         30, 2002.


     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of OFFIT Fund and Evergreen Fund dated September 27, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Fixed Income Trust at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is September 27, 2002.

                         THE OFFIT INVESTMENT FUND, INC.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 25, 2002


     The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of the following investment portfolios:

         OFFIT HIGH YIELD FUND

         OFFIT EMERGING MARKETS BOND FUND

         OFFIT TOTAL RETURN FUND

         OFFIT U.S. GOVERNMENT SECURITIES FUND

         OFFIT MORTGAGE SECURITIES FUND

         OFFIT CALIFORNIA MUNICIPAL FUND

         OFFIT NEW YORK MUNICIPAL FUND

         OFFIT NATIONAL MUNICIPAL FUND


(individually, a "Fund", and collectively, the "Funds"). The OFFIT California Municipal Fund, OFFIT New York Municipal Fund and OFFIT National Municipal Fund may be referred to as the "Municipal Funds". This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the Funds. This information is in addition to the information that is contained in the Company's Prospectus dated April 25, 2002.

     This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at 1-800-618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. The SAI should be read in conjunction with the Company's Prospectus dated April 25, 2002 and the Company's Annual Report dated December 31, 2001, which is hereby incorporated by reference.

                                TABLE OF CONTENTS




                                                                                                       PAGE

Organization and Classification..................................................................        3

Non-Primary Investment Strategies and Related Risks..............................................        3

Additional Risk Considerations...................................................................       17

Fundamental Investment Policies..................................................................       39

Non-Fundamental Investment Policies..............................................................       40

Management of the Company........................................................................       41

Investment Adviser...............................................................................       43

Distributor .....................................................................................       47

Administration, Fund Accounting, Transfer Agency and Custody Services ...........................       48

Portfolio Transactions...........................................................................       51

Purchase of Shares...............................................................................       53

Redemption of Shares.............................................................................       53

Performance Calculations.........................................................................       53

Additional Information Concerning Dividends, Distributions and Taxes.............................       57

Shareholder Services.............................................................................       67

General Information .............................................................................       68

Financial Information ...........................................................................       72


                         ORGANIZATION AND CLASSIFICATION

     The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. All of the Funds are non-diversified and offer two classes of shares: Select and Advisor. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc. and Advisor Shares may be purchased through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. The High Yield Fund also offers MSD&T Shares through a separate prospectus. MSD&T Shares are offered through Mercantile - Safe Deposit and Trust Company and its affiliated and correspondent banks. For more information on MSD&T Shares, contact the Company at 1-800-618-9510.

THE TRANSFER

     On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.

               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

     The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies. Accordingly, the Funds' investment adviser, OFFITBANK (the "Adviser"), expects that each Fund's investment portfolio will be distinct.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

ASSET-BACKED SECURITIES

     Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

     The Mortgage Securities Fund will invest substantially all of its assets, and each of the other Funds may invest from time to time in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

     The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

     Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES


     The High Yield, Emerging Markets Bond and Total Return Funds may, invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

     The High Yield, Emerging Markets Bond and Total Return Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


DEPOSITORY RECEIPTS AND DEPOSITORY SHARES


     The High Yield, Emerging Markets Bond and Total Return Funds may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


WARRANTS OR RIGHTS


     Warrants or rights may be acquired by each of the High Yield, Emerging Markets Bond and Total Return Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.


BORROWING


     The Total Return, National Municipal, California Municipal and New York Municipal Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds may borrow for leveraging purposes. The High Yield, Emerging Markets Bond, U.S. Government Securities and Mortgage Securities Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.


     The Total Return and the Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed.)


WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each Fund (other than the Municipal Funds) may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, a Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Each Fund (other than the U.S. Government Securities, Mortgage Securities and the Municipal Funds) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

     Except for temporary defensive purposes, no Fund (other than the U.S. Government Securities and Mortgage Securities Funds) will invest more than 25% (35% with respect to the National Municipal, California Municipal and New York Municipal Funds) of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS


     Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets Bond and Total Return Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets Bond and Total Return Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets Bond and Total Return Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.


     Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

BANK OBLIGATIONS

     Bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

     The National Municipal, California Municipal and New York Municipal Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

BRADY BONDS

     Each Fund (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external defaulted commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

TENDER OPTION BONDS

     The National Municipal, California Municipal and New York Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

     No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (i) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (ii) payment of any tender fees will not have the effect of creating taxable income for the Funds.

     Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

     The National Municipal, California Municipal and New York Municipal Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

     Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

     The National Municipal, California Municipal and New York Municipal Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

ILLIQUID SECURITIES

     No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

     The Total Return Fund may invest all or any portion of its assets in each of the other Funds. Each other Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. Each other Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No such Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each such other Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. To the extent that the Total Return Fund's assets are invested in the other Funds of the Company, no advisory fee is paid at the Fund level, and shareholders incur their proportionate share of advisory fees paid by the other Funds.

FUTURE DEVELOPMENTS

     Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES

     Each Fund (other than the Municipal Funds) may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (i) U.S. Government Securities and (ii) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions. See Appendix B to the Prospectus.

TEMPORARY STRATEGIES

     Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, each of the Funds (other than the Municipal Funds) temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the Municipal Funds will be taxable as ordinary income when distributed.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

     The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.

     The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

     The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

     Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

     The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services.

However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

     An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

              ADDITIONAL INFORMATION CONCERNING CALIFORNIA ISSUERS

     A Fund will invest substantially all of its assets in California municipal securities. In addition, the specific California municipal securities in which a Fund will invest will change from time to time. A Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. A Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by a Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible a Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     Because a Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the state of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the state government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the state of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

     It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the state of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information a Fund has drawn from sources that it believes are reliable.

     CHANGES TO THE STATE CONSTITUTION. Changes to the state constitution in recent years have raised general concerns about the ability of the state and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the state legislature eliminated significant components of its aid to local governments. The state has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of state revenues to local governments, or to make them less dependent on state budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

     Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, one-half of those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

     VOTER INITIATIVES. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges.

     IN 1996, CALIFORNIA VOTERS APPROVED PROPOSITION 218. It requires that all taxes levied by local governments for general purposes be approved by a simple majority of the popular vote, and that taxes levied by local governments for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the state but no guarantee exists that adequate reserve funds will be appropriated by the state legislature for such purpose.

     THE EFFECT OF GENERAL ECONOMIC CONDITIONS IN THE STATE. The California economy and general financial condition affect the ability of the state and local government to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 34 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the state suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. The recession reduced state revenues while its health and welfare costs were increasing. Consequently, the state had a lengthy period of budget imbalance. During the recession, the state legislature eliminated significant components of its aid to local government.

     With the end of the recession, the state's financial condition has improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years has been eliminated and no deficit borrowing has occurred at the end of the last five fiscal years. The state has also increased aid to local governments and reduced certain mandates for local services.

     In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOU') had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the IOUs and their ability to purchase electricity. In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power using advances from the state's General Fund, as necessary to assist in mitigating the effects of the emergency. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.

     Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the power supply program. DWR has announced plans to issue approximately $12.5 billion in revenue bonds to purchase electricity, which would be repaid over time by ratepayers. Neither the faith and credit nor the taxing power of the state will be pledged to pay the revenue bonds. The timing of the DWR bond sales is dependent on action by the California Public Utilities Commission and other factors, including potential legal challenges. Although this crisis has moderated in the past few months, the State Department of Finance believes that short-and long-term business investment and location decisions may be adversely affected by the energy crisis.

     Although California's growth continues to outpace the nation, the early months of 2001 revealed a significant moderation in the state's economic growth. The May 2001-02 Revision published by a Legislative Analyst's Office disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the state starting in the first quarter of 2001 and most particularly the steep drop in market levels since early 2000.

     Certain of the state's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the state's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the state's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

     In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

     On July 26, 2001, the Governor signed the 2001 Budget Act enacting the state's fiscal year 2001-02 budget. The spending plan projects General Fund revenues of $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. The 2001 Budget Act includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year, which could be accomplished without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund expenditures from the Budget passed by the legislature.

     The state issued approximately $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties ("SFEU") balance, the budget reserve, will be approximately $6.3 billion, although this reserve has been virtually entirely used to provide advances to support the DWR power purchase program. The 2001 Budget Act uses more than half of the budget surplus as of June 30, 2001, but has a projected balance in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act assumes the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest.

     Since the enactment of the 2001 Budget Act, the Governor has signed into law several spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02, which would in the absence of offsetting expenditure reductions reduce the budgeted reserve in the SFEU of $2.6 billion. In preparing the 2002-03 Proposed Budget, the Governor has informed all State agencies (other than public safety activities and other mandatory expenditures) to prepare 15% reduction proposals.

     The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic outlook of the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy in now a distinct possibility, with a corresponding reduction in state General Fund revenues which has already started to appear before September 11, 2001. It is not possible at this time to project how much the state's economy may be further affected as a result of the attacks. The most recent economic report form the Department of Finance, issued in October 2001, excludes any impact from the September 11 attacks.

     During the recession the state experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch, the international rating agency. The state's improved economy and budget, however, have resulted in several upgrades in its general obligation bond ratings. Worsening economic conditions, in combination with the energy crises, have resulted in downgrades in calendar 2001. As of November 7, 2001, the state's general obligation bonds were rated Aa3 by Moody's, A+ by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     FINANCIAL PROBLEMS OF LOCAL GOVERNMENTS. It is not possible to predict the future impact of the voter initiatives. State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

Source:  Dreyfus General California Municipal Bond Fund (497 2/5/02)

RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL BONDS

The following information is a summary of special factors affecting investments in California Municipal Bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While a Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT DEVELOPMENTS REGARDING STATE FINANCES

The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the State in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the State reported that the California economy continued to outperform the nation as a whole.

The showdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act (the "2001 Budget Act"). The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June 2001. For the first four months of the 2001-02 Fiscal Year (July--October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15% in expenditures in the 2002-03 fiscal year budget. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

On November 14, 2001 a report was released containing budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Fiscal Year Budget Act. Both the Department of Finance and the Governor predict that a sharp drop in the revenues will be reflected in pending proposed budgets.

RECENT DEVELOPMENTS REGARDING ENERGY

DEVELOPMENT OF THE POWER SUPPLY PROGRAM. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

DWR began selling electricity to approximately 10 million retail end-use customers in California ("Customers") in January 2001. Customers are also served by three investor-owned utilities (the "Utilities"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to Customers through the transmission and distribution systems of the Utilities and payments from Customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC.

FINANCING THE POWER SUPPLY PROGRAM. Between January 17, 2001 and October 31, 2001, DWR committed to spend approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating approximately $6.1 billion; (ii) net proceeds from secured loans from banks and other financial institutions aggregating approximately $4.1 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually encumbered and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments. DWR projects that its funds on hand and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. Principal and interest on the Interim loans are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The Interim loans were arranged in contemplation of the proposed sale of up to $13.4 billion in DWR revenue bonds. Completion of the DWR bond sales under the Power Supply Act has been delayed by a number of factors, including potential legal challenges and has moved the earliest potential bond sale date to sometime in 2002.

The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

POWER SUPPLY PROGRAM AFTER 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the Utilities (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell to Customers the electricity purchased under DWR's long-term contracts. The State and the CPUC are developing plans to have the Utilities purchase the balance of any net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

LITIGATION. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator (the "ISO"); continuing contractual obligations of certain small power generations; and antitrust and fraud claims against various parties. These cases may have an impact on the price or supply of energy in California. See "Litigation" below for a discussion of certain of these lawsuits.

PROSPECTS. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The State believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

STATE INDEBTEDNESS

CAPITAL FACILITIES FINANCING. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. As of September 1, 2001, the Finance Committees had authorized the issuance of up to $4,144,034,000 of commercial paper notes; as of that date $763,945,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,332,099,641 General Fund-supported lease-purchase debt outstanding at September 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,955,937,000 authorized and unissued as of September 1, 2001.

NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue bonds for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue bonds (excluding lease-purchase debt). State agencies and authorities had $29,034,926,224 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2001.

STATE FINANCES

THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June
30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.


The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.


Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. As of August 22, 2001, the Department of Finance estimated that the General Fund would borrow $1.503 billion from SFEU for fiscal 2002.

INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2001, the PMIA held approximately $30.62 billion of State moneys and $18.28 billion of moneys invested for about 2,984 local governmental entities.

PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System, the California State Teachers' Retirement System and the University of California Retirement System. The actuarial value of assets exceeded the actuarial accrued liability of the three largest defined benefit retirement plans contained in the retirement systems as of June 30, 2000, and the net pension obligation of the State as of June 30, 2000 was reported as zero for each of the three plans. Accordingly, at present State contributions to the three plans consist only of current contributions calculated as a percentage of employee compensation, although there is no assurance that this situation will continue.

WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") has fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

California's response to the federal welfare reforms is the California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. State of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

Welfare caseloads have continued to decline with the implementation of the CalWORKs program. The 2001-02 CalWORKs caseload is projected to be 512,000, down from 528,000 cases in 2000-01 and a high of 921,000 cases in 1994-95.

The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort ("MOE") level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion). In 2001-02 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001 Budget Act includes total CalWORKs-related expenditures of $7.3 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 476 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2001 Budget Act and related legislation provided significant assistance to local governments, including $537 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2001-02, the State proposes to reduce funding for local law enforcement technology grants but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.

The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.


Constitutionally the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The Legislature has enacted legislation to implement and set forth the methods for determining the Appropriations Limit. State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for 1997-98 through 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. As of the enactment of the 2001 Budget Act, the Department of Finance projects the Appropriations Subject to Limit to be $2.089 billion and $9.819 billion under the Appropriations limit in fiscal years 2000-01 and 2001-02, respectively. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

                           State Appropriations Limit
                                   (Millions)

                                                                      Fiscal Years
                                             1997-98       1998-99       1999-00      2000-01       2001-02
State Appropriations Limit                   $44,778       $47,573       $50,673      $54,073        $59,318*
Appropriations Subject to Limit              (40,743)      (43,777)      (51,648)     (51,984)*      (49,499)*
Amount (Over)/Under Limit                     $4,035        $3,796         $(975)      $2,089*        $9,819*


- --------------
*   Estimated/Projected.

SOURCE:  State of California, Department of Finance.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"), (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"), or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Finances--State Appropriations Limit" above.

During the recession in the early 1990s, General Fund revenues for several years were less than originally projected so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra"

Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. As a result, per-pupil funding from Proposition 98 sources remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

IN 1992, A LAWSUIT TITLED CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 58% since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.3 billion.

TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, and under the settlement half of the money will be paid to the State and half to local governments. During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 billion in 2001-02.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditure.

The extraordinary fiscal resources available in 2000-2001 allowed the State to provide significantly increased funding for K-12 schools, higher education and heath and human services. A total of about $1.5 billion was enacted as part of the budget process. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 SFEU balance, the budget reserve would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion.

CURRENT STATE BUDGETS
The discussion below of the fiscal year 2001-02 budget is based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions in the 2001 Budget Act which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2001-02 BUDGET. The 2001-02 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 million advanced by the General Fund to DWR for power purchases will be repaid with interest.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. An updated estimate of fiscal year 2001-02 revenues and expenditures will be included in the Governor's 2002-03 Budget.

     Some of the major features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9% to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3% student growth at community colleges.

3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted a proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25% cut in the state sales tax rate if the General Fund reserve exceeds 3% of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

In the 2001 Budget Act signed on July 26, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace. U.S. economic growth was slower than expected in recent months, and the national slowdown began to affect California. Stock prices - especially in the high-technology sector - were lower than projected in January. Additionally, while the energy crisis had not yet directly affected the national or California economy, rising wholesale energy costs were expected to have a ripple effect throughout the western United States. Reflecting these developments, forecasts of most economic indicators were revised down from the 2001-02 Governor's Budget as released in January 2001.

The California economy avoided the national slowdown during the second half of 2000, entering 2001 with very strong momentum. The State accounted for more than two-thirds of all new jobs created in the nation on an April 2000-to-April 2001 comparison. Of particular note, manufacturing employment, down by 553,000 nationwide over the past year, actually posted a 12,000-job gain in California on an April-to-April comparison.

Much of the extraordinary income growth in 2000 reflected a surge in stock option incomes--counted in wages and salaries--reflecting the "bubble" in the technology-heavy NASDQ index that more than doubled in value between mid-October 1999 and early March 2000. Of the $81 billion increase in wages and salaries last year, the Department of Finance estimated that $34 billion or 42% was attributable to the increase in the value of stock options exercised.

As a result of the collapse of this bubble, the projected slowdown in personal income growth--from a 16 year high of 11.5% in 2000, to only 2% in 2001--was far greater than warranted by the moderation in job gains from 3.8% last year to 2.3% in 2001. With the NASDQ having given up nearly 60% from the March 5, 2000 peak as of July 2001, it seems virtually certain that option-generated incomes will fall from last year's elevated levels. Forecasting this increasingly important but extremely volatile element of income involves assumptions both about stock prices over the remainder of 2001 and about the behavior of option holders.

ECONOMY AND POPULATION

INTRODUCTION. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990 and 1993.

Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s and that, adjusted for inflation, motor fuel prices are still 20% below the 1981 level.

POPULATION AND LABOR FORCE. The State's July 1, 2000 population of over 34 million represented over 12% of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2000.

                               Population 1994-00

                                                                                                    California as
                      California     % Increase Over        United States      % Increase Over      % of UNITED
    YEAR             POPULATION *     PRECEDING YEAR         POPULATION *       PRECEDING YEAR        STATES
1994                 32,155,000           0.5%               260,327,000           1.0%               12.4%
1995                 32,291,000           0.4                262,803,000           1.0                12.3
1996                 32,501,000           0.7                265,229,000           0.9                12.3
1997                 32,985,000           1.5                267,784,000           1.0                12.3
1998                 33,387,000           1.2                270,248,000           0.9                12.4
1999                 33,934,000           1.6                272,691,000           0.9                12.4
2000                 34,480,000           1.6                275,130,000           0.9                12.5

*   Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2000.


- -------------------------------------------------------------------------------------------------------------------
                                                   Labor Force 1993-00
- ----------------- -------------------------------------------- ----------------------------------------------------
                        LABOR FORCE TRENDS (THOUSANDS)                        UNEMPLOYMENT RATE (%)
- ----------------- -------------------------------------------- ----------------------------------------------------
      YEAR            LABOR FORCE            EMPLOYMENT             CALIFORNIA               UNITED STATES
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1993              15,360                13,918                     9.4%                     6.9%
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1994              15,450                14,122                     8.6                      6.1
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1995              15,412                14,203                     7.8                      5.6
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1996              15,512                14,392                     7.2                      5.4
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1997              15,947                14,943                     6.3                      4.9
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1998              16,337                15,368                     5.9                      4.5
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       1999              16,597                15,732                     5.2                      4.2
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------
       2000              17,091                16,246                     4.9                      4.0
- ----------------- --------------------- ---------------------- ---------------------- -----------------------------

SOURCE:  State of California, Employment Development Department.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

ON JUNE 24, 1998, PLAINTIFFS IN HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. In July 1998, the Court of Appeal granted a request to stay the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal, and the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

In January 1997, California experienced major flooding with preliminary estimates of property damage of APPROXIMATELY $1.6 TO $2.0 BILLION. IN MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. The Trial is set for July 2002.

THE STATE IS INVOLVED IN A LAWSUIT RELATED TO CONTAMINATION AT THE STRINGFELLOW TOXIC WASTE SITE. IN UNITED STATES, CALIFORNIA V. J.B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the recovery action is not expected to begin until 2002.

THE STATE IS A DEFENDANT IN PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiff's petition for review. After a four-month trial, the court ruled that plaintiffs take nothing from defendants.

IN COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES AND BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the STATE TO RETROACTIVELY INCREASE OUT-PATIENT MEDI-CAL REIMBURSEMENT RATES. PLAINTIFFS IN ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by MORE THAN $100 MILLION PER YEAR IN FUTURE YEARS. THE TRIAL IN THE COUNTY OF SAN BERNARDINO AND BARLOW cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30% increase in reimbursement rates beginning July 1, 2001, with a 3.33% increase in each of the following three years. However, this settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration, State and authorization of federal financial participation.

THE STATE IS INVOLVED IN THREE REFUND ACTIONS, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MELANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish THE CHILDREN AND FAMILIES COMMISSION AND LOCAL COUNTY COMMISSIONS AND TO FUND EARLY CHILDHOOD DEVELOPMENT PROGRAMS. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

IN FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its OFFICIALS ARE BARRED BY THE 11TH Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. Plaintiffs have filed a motion to amend their complaint. The motion was heard on December 18, 2001.

ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET AL. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States SUPREME COURT IN KIMEL V. FLORIDA BOARD OF REGENTS held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in ARNETT, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings CONSISTENT WITH KIMEL. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the Equal Employment Opportunity Commission intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District ("LAUSD") brought a law suit against the State Allocation Board ("SAB"), the State OFFICE OF PUBLIC SCHOOL CONSTRUCTION ("OPSC") AND A NUMBER OF STATE OFFICIALS (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege that funds are not being allocated on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

IN CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

IN STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early state in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

LITIGATION RELATING TO ENERGY MATTERS. The California Power Exchange (the "Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from two of the Utilities in February 2001. The claim asserts the value of the PG&E contracts to be approximately $380.2 million. The State disputes the amount of this claim. In addition, one of the Utilities has filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The other Utility has agreed to withdraw its claim against the State, upon finalization of a settlement. Both The Utility with the pending claim and the Power Exchange have filed for protection under Chapter 11 of the federal Bankruptcy Code.

As of August 17, 2001, the Board had received approximately 30 additional claims from power producers and generators each of which is claiming an interest in the commandeered block forward contracts. The Power Exchange amended its original March 16, 2001 claim to include claims on behalf of all market participants for whose benefit the Power Exchange claimed the right to liquidate the commandeered block forward contracts referred to in its original claim. The administrative law judge selected by the Board to try the matter has found that the Power Exchange has identified and is representing all parties properly before the Board. The Board has scheduled argument on the value of the block forward contracts for February 27, 2002. However, the Power Exchange, the Utility and several power generators have objected to the Board proceedings, claiming THAT THE BOARD NO LONGER HAS JURISDICTION OVER THE PARTIES BECAUSE, INTER ALIA, the State waived its administrative remedies by filing a declaratory relief action in superior court. They have stated their intent to challenge the jurisdiction of the Board in the coordinate case which includes the State's declaratory relief action and three inverse condemnation actions.

(See discussion below.)

In addition to the administrative action before the Board, the State was served with three inverse condemnation COMPLAINTS ARISING FROM THE GOVERNOR'S COMMANDEERING OF THE BLOCK FORWARD CONTRACTS. PACIFIC GAS AND ELECTRIC COMPANY
V. THE STATE OF CALIFORNIA WAS FILED IN SAN FRANCISCO COUNTY SUPERIOR COURT ON JULY 16, 2001. CALIFORNIA POWER EXCHANGE CORPORATION V. STATE OF CALIFORNIA AND RELIANT ENERGY SERVICES, INC. V. THE STATE OF CALIFORNIA were filed in Los Angeles County Superior Court on July 20, 2001. Each plaintiff seeks unspecified amount as just compensation and related damages for the alleged taking of their respective competing claims to the block forward contracts resulting from the Governor's commandeering. The State has filed demurrers to the complaints in each of the actions.

The People of the State of California, acting by and through DWR, have also filed a declaratory relief action in SACRAMENTO SUPERIOR COURT (PEOPLE OF THE STATE OF CALIFORNIA V. ACN ENERGY INC., ET AL. (No 01A505497)) seeking a declaration regarding the extent of the State's liability, if any, for damages or compensation arising from the Governor's commandeering of the block forward contracts and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. Defend Duke Energy has filed a Notice of Removal to federal district court. DWR has petitioned for removal to stat court.

In September 2001, the State filed motions for relief from automatic stay in the Power Exchange and the Utility bankruptcies. On October 1, 2001, Official Committee of Participant Creditors of the State, the Power Exchange, Utility, and Reliant stipulated, among other things, to orders in the bankruptcy actions granting relief from the automatic stay to the extent necessary to permit the prosecution and defense to final judgment of any actions or claims as to whether, how much, and to whom the State may be adjudged to pay, if anything, for the actions taken pursuant to the Executive Orders, including specifically the three inverse condemnation actions and the declaratory relief action. The parties to the stipulation also agreed to coordination of the State's declaratory relief action and the three inverse condemnation actions in a single coordinated case. On October 12, 2001, the coordination motion judge determined that coordination was appropriate and designated Sacramento County Superior Court for assignment to a coordination trial judge.

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

A Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which a Fund will invest will change from time to time. A Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. A Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by a Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible a Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

A Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. The State's current fiscal year began on April 1, 2001 and ends on March 31, 2002. On August 3, 2001, the State Legislature passed the budget for the 2001-02 fiscal year. Governor George E. Pataki approved the budget as passed by the Legislature. Following enactment of the budget, the State prepared a Financial Plan (the "Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.

While the Plan reflects Legislative action on the budget through September 13, 2001, it does not yet reflect the impact on the State's financial plan from the terrorist attacks on the World Trade Center in New York City on September 11, 2001. It is expected that this disaster will temporarily disrupt receipts growth and receipts cash flow. The disaster will also adversely impact State personal service and other costs in the short run.

A preliminary assessment suggest the revenue loss will likely exceed $1 billion given the possible disruption associated with the World Trade Center disaster to business activity and normal tax payment mechanisms during the balance of the fiscal year.

The Federal government enacted an emergency supplemental authorization of $40 billion, with not less than $20 billion allocated to disaster recovery activities and assistance in New York, Virginia and Pennsylvania. In addition, the State enacted a total of $5.5 billion in appropriations, primarily to ensure timely receipt of Federal and other aid for the relief and recovery efforts in New York City. Finally, the State enacted legislation to provide New York City with additional bonding capacity which would allow the City to issue $2.5 billion in bonds for costs related to the attack on the World Trade Center.

Economic Outlook. The events of September 11, 2001 are expected to have a substantial adverse impact on the New York City, State and national economies. Transportation and communications have been disrupted. The financial markets remained closed for an unprecedented four days. The magnitude of the impact which these events will have on financial markets, tourism, and other economic activity remains uncertain. The Federal Reserve Board has acted to calm worldwide markets and possibly forestall a recession by injecting large reserves into the banking system and lowering the federal funds rate by an additional 50 basis points. It is estimated that at least 100,000 jobs will have to be relocated, at least temporarily.

Continued growth is projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment is expected to grown at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5% in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grown 4.5% in 2001.

The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the nation's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the New

York State Division of the Budget forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.







                         FUNDAMENTAL INVESTMENT POLICIES

     In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

     1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions;

     2. invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid;

     3. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     4. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extent permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by the Fund; and

     8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).


     The High Yield, Emerging Markets Bond, U.S. Government Securities and Mortgage Securities Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of such Fund's total assets, and (b) each such Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Fund's total assets. The Total Return Fund may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal, New York Municipal and National Municipal Funds may not borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal, New York Municipal and National Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. The High Yield and Emerging Markets Bond Funds may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon) (other than Municipal Funds). Investment restriction (8) is a fundamental policy with respect to the National Municipal, California Municipal and New York Municipal Funds and a non-fundamental policy with respect to all other Funds. For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.



                       NON-FUNDAMENTAL INVESTMENT POLICIES

     The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

     1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);

     3. invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.


     In addition, each of the High Yield and Emerging Markets Bond Funds may not:


     1. invest for the purpose of exercising control over management of any company; and

     2.   invest in puts, calls, straddles or spreads, except as described in
          (3) above;

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

- ------------------------------ ----------------- ------------------------- ---------- ------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                               TERM OF OFFICE(1)                             COMPLEX*
NAME, (AGE), ADDRESS AND        AND LENGTH OF     PRINCIPAL OCCUPATION(S)  OVERSEEN BY  OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY         TIME SERVED        DURING PAST 5 YEARS     DIRECTOR      HELD BY DIRECTOR
- --------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)             Since 1993     Of Counsel, Wolf, Block       15      Director, Revlon
Director                                         Schorr and Solis-Cohen,               Group Inc., Revlon
   250 Park Avenue                               LLP (2/1/98-present);                 Consumer Products
   New York, NY 10177                            Member, Lowenthal,                    Inc., Pittsburgh
                                                 Landau, Fischer & Bring,              Annealing Box and
                                                 P.C (1960-1/31/98).                   Clad Metals Inc.
- ------------------------------ ----------------- -------------------------- ---------- -----------------------
The Very Reverend James           Since 1993     President, Interfaith         15               N/A
Parks Morton (76)                                Center of New York
Director                                         (1/1/98- present);
   40 East 30th Street                           formerly Dean of
   New York, New York                            Cathedral of St. John
   10016                                         the Divine (1972-1996).
- ------------------------------ ----------------- -------------------------- ---------- -----------------------
Stephen M. Peck (66)              Since 1999     Partner, The Torrey           15      Director,
Director                                         Funds (1/1/02-present);               Fresenius Medical Care
   505 Park Avenue                               General Partner,                      Advance Auto Parts,
   New York, New York 10022                      Wilderness Partners,                  Inc., Banyan
                                                 L.P. (1989 to present).               Strategic Realty,
                                                                                       Canarc Resource,
                                                                                       Inc., Boston Life
                                                                                       Sciences Inc.,
                                                                                       Brown Simpson
                                                                                       Advisory Board.


                                       41

- --------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
- --------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2)(56)         Since 2001     Chief Executive Officer,      15      Director, Arts and
Chairman of the Board,                           OFFITBANK (2001-present).             Sciences Council,
President, and Director                          Founder and group executive           Charlotte, NC.
   520 Madison Avenue                            of Private Capital
   New York, NY 10022                            Management, First Union
                                                 Corporation (1995-2001).
- --------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
- --------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999     Managing Director,            N/A              N/A
 Treasurer                                       OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
- ------------------------------ ----------------- -------------------------- ---------- -----------------------

* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

COMMITTEES
The Board has a Nominating Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

The Board has an Executive Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Executive Committee.

The Board has an Audit Committee, comprised of comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended December 31, 2001, there were two meetings of the Audit Committee.

The Board has a Pricing Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Pricing Committee has oversight responsibility for, among other things, determining and monitoring the value of the Company's assets. During the fiscal year ended December 31, 2001, there were no meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.



                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES IN   DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                                            THE FUND                      INVESTMENT COMPANIES
- ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
F. Daniel Prickett                                          None                                      None

DISINTERESTED DIRECTORS



                                       42


Edward J. Landau                             High Yield Fund over $100,000                       over $100,000

The Very Reverend James
Parks Morton                                                None                                      None

Stephen M. Peck                                             None                                      None


With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

DIRECTOR COMPENSATION

The following table shows the compensation paid by the Company to the Directors for 2001.



                                                                                                     TOTAL COMPENSATION
                                          AGGREGATE      PENSION OR RETIREMENT    ESTIMATED ANNUAL     FROM REGISTRANT
                                        COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON      AND FUND COMPLEX*
           NAME OF PERSON              FROM REGISTRANT   PART OF FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS
           --------------              ---------------   ---------------------    -----------------  -------------------
INTERESTED DIRECTORS

Dr. Wallace Mathai-Davis(1)                  $0                   $0                     $0                  $0

F. Daniel Prickett(2)                        $0                   $0                     $0                  $0

DISINTERESTED DIRECTORS

Edward J. Landau                          $17,500                 $0                     $0                $23,500

The Very Reverend James Parks Morton      $17,500                 $0                     $0                $23,500

Stephen M. Peck                           $17,500                 $0                     $0                $23,500


* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.


(1)  Resigned effective January 8, 2002.
(2)  Became a Director effective January 8, 2002.


The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended. The Directors are also reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                               INVESTMENT ADVISER

     The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


     For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% of the first $200,000,000, 0.75% on the next $400,000,000 and 0.65% of amounts in excess of $600,000,000 of the OFFIT High Yield Fund's average daily net assets; 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of the OFFIT Emerging Markets Bond Fund's average daily net assets; 0.35% of the OFFIT U.S. Government Securities Fund's average daily net assets, the OFFIT Mortgage Securities Fund's average daily net assets, the OFFIT National Municipal Fund's average daily net assets, the OFFIT California Municipal Fund's average daily net assets and the OFFIT New York Municipal Fund's average daily net assets. With respect to OFFIT Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of 0.50% with respect to the Fund's assets other than investments in the other Funds of the Company. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.

     The Advisory Agreement was most recently reapproved by the Board of Directors on June 14, 2001. In reapproving the Advisory Agreement, the Board of Directors considered the following factors: the requirements of the Funds in the areas of investment supervisory and administrative services, the quality of the Adviser's services, the fees paid for the investment advisory services, other services to be provided that are not covered in the Advisory Agreement, the total expenses of the Funds, the willingness of the Adviser to waive any portion of its fees, the profitability of the Adviser, the extent to which the Adviser receives benefits from soft dollars and other service benefits, the capabilities and financial condition of the Adviser, the current conditions and trends prevailing in the economy and the historical relationship between the Funds and the Adviser.



     The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds to OFFITBANK.

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
HIGH YIELD                                                  2001                      2000                 1999
- ----------                                                  ----                      ----                 ----
Fees earned                                              $7,489,346                $8,894,882          $12,190,323
Fees waived                                                      $0                   $61,795                   $0
Net amount of fees paid by the Fund                      $7,489,346                $8,833,087          $12,190,323


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
EMERGING MARKETS BOND                                       2001                      2000                 1999
- ---------------------                                       ----                      ----                 ----
Fees earned                                              $1,409,147                $1,711,968           $1,344,676
Fees waived                                                      $0                    $5,202                   $0
Net amount of fees paid by the Fund                      $1,409,147                $1,706,766           $1,344,676



                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
U.S. GOVERNMENT SECURITIES                                  2001                      2000                 1999
- --------------------------                                  ----                      ----                 ----
Fees earned                                               $161,868                  $146,445            $143,287
Fees waived                                                $45,835                   $39,181             $67,394
Net amount of fees paid by the Fund                       $116,033                  $107,264             $75,893

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                                         2001                      2000                 1999
- -------------------                                         ----                      ----                 ----

Fees earned                                               $217,103                  $174,551            $212,993
Fees waived                                                $75,713                   $58,461             $77,030
Net amount of fees paid by the Fund                       $141,390                  $116,090            $135,963

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                                        2001                      2000                 1999
- --------------------                                        ----                      ----                 ----

Fees earned                                               $66,556                   $50,657             $45,892
Fees waived                                               $23,355                   $21,834             $38,084
Net amount of fees paid by the Fund                       $43,201                   $28,823              $7,808

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NEW YORK MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $329,773                  $249,678            $251,216
Fees waived                                                $71,938                   $44,949             $76,589
Net amount of fees paid by the Fund                       $257,835                  $204,729            $174,627

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $125,235                   $70,924             $77,770
Fees waived                                                $50,083                   $23,301             $49,941
Net amount of fees paid by the Fund                        $75,152                   $47,623             $27,829



                                                                        FISCAL YEAR ENDED
                                                      -----------------------------------------------------
                                                           DECEMBER 31,                    DECEMBER 31,
TOTAL RETURN*                                                  2001                            2000
- ------------                                                   ----                            ----
Fees earned                                                   $21,907                          $4,618
Fees waived                                                      $406                          $4,389
Net amount of fees paid by the Fund                           $21,501                            $229

*The Fund commenced operations on June 22, 2000.


REGULATORY MATTERS

         The Adviser is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. The Adviser is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

         Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser believes that it may perform the services described in the Company's Prospectus without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

         If the Adviser was prohibited from performing the services described in the Company's Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

         OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts to distribute the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Advisor Shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend for the account of Advisor Shares up to 0.25% of its average daily net assets solely attributable to Advisor Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of Advisor Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 2001, 2000 and 1999, no distribution costs were incurred by the Funds.

SHAREHOLDER SERVICING AGENTS

         Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

         For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.

                ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY
                              AND CUSTODY SERVICES

ADMINISTRATION

         PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by The Chase Manhattan Bank or the Bank of New York in their capacity as custodians of the Company. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the SEC, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed 0.125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.

         The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
HIGH YIELD                                                  2001                      2000                 1999
- ----------                                                  ----                      ----                 ----
Fees earned                                              $1,006,652                $1,114,603          $1,261,898
Fees waived                                                      $0                        $0                  $0
Net amount of fees paid by the Fund                      $1,006,652                $1,114,603          $1,261,898

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
EMERGING MARKETS BOND                                       2001                      2000                 1999
- ---------------------                                       ----                      ----                 ----
Fees earned                                               $195,692                  $252,773            $201,761
Fees waived                                                $47,130                 $  57,065             $44,823
Net amount of fees paid by the Fund                       $148,562                  $195,708            $156,938


                                                                              FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
U.S. GOVERNMENT SECURITIES                                  2001                      2000                 1999
- --------------------------                                  ----                      ----                 ----

Fees earned                                               $57,810                   $67,302              $66,174
Fees waived                                               $13,874                   $12,552              $12,282
Net amount of fees paid by the Fund                       $43,936                   $54,750              $53,892

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                                         2001                      2000                 1999
- -------------------                                         ----                      ----                 ----

Fees earned                                               $77,537                   $77,340             $91,069
Fees waived                                               $18,609                   $14,962             $18,256
Net amount of fees paid by the Fund                       $58,928                   $62,378             $72,813

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                                        2001                      2000                 1999
- --------------------                                        ----                      ----                 ----

Fees earned                                               $23,770                   $33,092             $31,390
Fees waived                                               $18,531                   $33,092             $31,390
Net amount of fees paid by the Fund                        $5,239                        $0                  $0


                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NEW YORK MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $117,776                  $104,170            $104,720
Fees waived                                                $28,266                   $21,400             $21,533
Net amount of fees paid by the Fund                        $89,510                   $82,770             $83,187


                                       49

                                                                                FISCAL YEAR ENDED
                                                      -------------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                                          2001                      2000                 1999
- ------------------                                          ----                      ----                 ----

Fees earned                                               $44,727                   $40,330             $42,774
Fees waived                                               $10,735                   $30,931             $21,808
Net amount of fees paid by the Fund                       $33,992                    $9,399             $20,966




                                                                      FISCAL YEAR ENDED
                                                      ----------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,
TOTAL RETURN*                                               2001                      2000
- ------------                                                ----                      ----

Fees earned                                                $5,477                   $11,655
Fees waived                                                $5,477                   $11,655
Net amount of fees paid by the Fund                            $0                        $0


*The Fund commenced operations on June 22, 2000.



TRANSFER AGENCY

         PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company.

CUSTODY


         The Bank of New York ("BONY") serves as custodian of the assets of the High Yield, Emerging Markets Bond, Total Return, U.S. Government Securities, Mortgage Securities, National Municipal, California Municipal and New York Municipal Funds. The principal business address of BONY is 15 Broad Street, 7th Floor, New York, New York 10286. Under the Custodian Agreements, each Custodian has agreed to maintain a separate account or accounts in the name of each applicable Fund; hold and disburse portfolio securities on account of each Fund; collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Funds' operations. Each is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the custodian remains responsible for the performance of all of its duties under the Custodian Agreements.

COUNSEL

         Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT AUDITORS

         KPMG LLP, whose address is 757 Third Avenue, New York, NY serve as the independent auditors for the Funds and will render an opinion on the Fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.


                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

The chart below shows the brokerage fees paid by each Fund for the last three fiscal years.


                                                                              FISCAL YEAR ENDED
                                                        -----------------------------------------------------------
                                                        DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
                                                            2001                      2000                 1999
                                                            ----                      ----                 ----
HIGH YIELD                                                 $2,500                    $3,241             $15,327

EMERGING MARKETS BOND                                          $0                        $0                  $0

U.S. GOVERNMENT SECURITIES                                 $9,400                      $600                  $0

MORTGAGE SECURITIES                                            $0                        $0                  $0

CALIFORNIA MUNICIPAL                                           $0                        $0                  $0

NEW YORK MUNICIPAL                                             $0                        $0                  $0

NATIONAL MUNCIPAL                                              $0                        $0                  $0

TOTAL RETURN*                                                  $0                        $0

*The Fund commenced operations on June 22, 2000


         Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.


         Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets Bond, Global Debt, Global Convertible and Total Return Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


         Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

         Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

         For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Fund Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

         For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Fund Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

         The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

         A redemption fee of 1.50% of the value of the Select Shares of the OFFIT High Yield Fund and the OFFIT Emerging Markets Bond Fund will be charged if Select Shares of these Funds are redeemed within 90 days of the purchase date. A redemption fee of 1.50% of the value of the Advisor Shares of the Funds will be charged if shares are redeemed within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.


                            PERFORMANCE CALCULATIONS

         The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

         A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                   P ( l + T )n =  ERV

           where:  P     =  a hypothetical initial payment of $1,000.
                   T     =  the average annual total return.
                   N     =  the number of years.
                   ERV   =  the ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the period.

         Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

         On April 29, 1996, all of the outstanding shares of the Funds were reclassified as "Select Shares" and the Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).


         The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund, Emerging Markets Bond Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund for certain time periods ended December 31, 2001.



                                          High Yield Fund
                                          ---------------
                                 Select Shares     Advisor Shares*
                                 -------------     --------------

One Year.........................   4.14%            4.02%
Five Years.......................   3.36%            NA
Since Inception (March 2, 1994)..   9.21%            3.94%
- ------------
*The Advisor Shares commenced operations on June 22, 2000.

                                      Emerging Markets Bond Fund
                                      --------------------------
                                 Select Shares      Advisor Shares*
                                 -------------      --------------

One Year.........................   3.00%             1.99%
Five Years.......................   6.61%             NA
Since Inception (March 8, 1994)..   9.72%             5.23%
- ------------
*The Advisor Shares commenced operations on June 6, 2000.



                                         New York Municipal Fund
                                         -----------------------
                                      Select Shares  Advisor Shares*
                                      -------------  --------------

One Year..............................     5.94%        NA
Five Years............................     5.88%        NA
Since Inception (April 3, 1995).......     6.10%      (0.79%)
- ------------
*The Advisor Shares commenced operations on October 17, 2001.


                                   California Municipal Fund - Select Shares*
                                   ------------------------------------------
One Year..........................           5.87%
Since Inception (April 2, 1997)...           5.94%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


                                        National Municipal Fund - Select Shares*
                                        ----------------------------------------
One Year................................           6.79%
Since Inception (October 20, 1997)......           6.55%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


                                  U.S. Government Securities Fund-Select Shares*
                                  ----------------------------------------------

One Year..........................           7.41%
Since Inception (July 1, 1997)....           6.99%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.

                                   Mortgage Securities Fund - Select Shares*
                                   -----------------------------------------
One Year..........................           7.54%
Since Inception (July 1, 1997)....           6.84%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.



                                   Total Return Fund- Select Shares*
                                   ----------------------------------
One Year..........................         4.96%
Since Inception (June 22, 2000)...         8.05%
- ------------
*As of December 31, 2001 there were no Advisor Shares outstanding.


     As described in the Prospectus under the caption "Fees and Expenses of the Fund," the Total Return, New York Municipal Fund, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds have been and still are subject to certain contractual fee waivers. For the period April 30, 1999 through December 31, 1999, the High Yield and Emerging Markets Bond Funds were also subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.


     The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return  =   ERV   -   1
                                     ---
                                      P

         In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                  YIELD  =  2 [ (  a - b  + 1 )6  - 1 ]
                                   -----
                                     cd

         where:   a  = dividends and interest earned during the period.
                  b  = expenses accrued for the period (net of any
                       reimbursements).
                  c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d  = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price
(plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         The 30-day yield for the Select Shares of each of the High Yield, Emerging Markets Bond, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 2001, was 11.08%, 13.41%, 3.90%, 5.32%, 3.03%, 3.14%
and 3.30%, respectively. The 30-day yields for the Advisor Shares of the High Yield and Emerging Market Bond Funds for the period ended December 31, 2001 were 10.83% and 13.16% respectively.

         Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

         Each Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

         The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

         A Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of a Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES

         Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.


Straddle and constructive sale rules:

         The straddle rules defer losses and could alter the character of a Fund portfolio's capital gains and losses between short-term and long-term treatment. In this regard, the straddle rules defer losses to the extent of corresponding unrealized gains in certain offsetting positions; prevent the conversion of short-term capital gains into long-term capital gains by either recharacterizing long-term capital gains as short-term capital gains or recharacterizing short-term capital losses as long-term capital losses; or by suspending or terminating, and forcing the recommencement of holding periods on positions related to positions of a straddle.1 Similarly, certain transactions effectively insulating a Fund portfolio from substantially all risk of loss and all opportunity for gain in appreciated financial position ("AFPs") could be treated as constructive sales of those positions for federal income tax purposes.2 Under these rules, short sales, swap contracts, forward or futures contracts to sell an appreciated AFP,3 or one or more other transactions that have substantially the same effect as those transactions as determined under regulations are generally treated as "constructive sales" for this purpose.4 A Fund portfolio that owns an AFP that enters into such a transaction generally recognizes gain for tax purposes prior to the recognition of gain for generally accepted accounting purposes. With these considerations in mind, we recommend that the following paragraphs be added to each Fund's SAI, immediately after the discussion regarding Fund portfolio derivative transactions deemed subject to treatment under Section 1256 of the Code:

         Generally, hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. Because only limited administrative guidance implementing the straddle rules have been promulgated to date, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more elections available under the Code which are applicable to straddles. If a Fund makes any of such elections, the amount, character, and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased as compared to a taxpayer that did not engage in such hedging transactions.

- --------
(1) See Sections 1092(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 1092-2T of the Temporary Treasury Regulations.

(2)  See Section 1259 of the Code. These rules do not apply to loss positions.

(3) Contracts for the sale of any stock, debt instrument, or partnership interest that is not a "marketable security" (within the meaning of Section 453(f) of the Code), that settle within a year after the date the contract is entered into), are not constructive sales. See Section 1259(c)(2).

(4)  See Section 1259(c)(1) of the Code.

         Section 1259 of the Code causes certain hedging transactions to be treated as "constructive sales." In general, if a Fund enters into such hedging transactions with respect to appreciated financial positions in stock or certain debt obligations, the Fund will be treated as if it had sold and immediately repurchased such positions and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the property.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code
Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

         A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

         A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividends-received deduction.

         Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period (180 days in the case of certain preferred stock) beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         The National Municipal Fund, California Municipal Fund and New York Municipal Fund (each a "Tax Exempt Fund") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities. Therefore, shareholders that are subject to tax in another state may be subject to state and local tax in such state on this interest. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

         Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).


SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.


FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

CALIFORNIA MUNICIPAL FUND, NEW YORK MUNICIPAL FUND AND NATIONAL MUNICIPAL FUND

         The California Municipal Fund, New York Municipal Fund and National Municipal Fund intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

         Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which as shareholder's Social Security benefits are taxable.

         The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under state and local tax law. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

         Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

BACKUP WITHHOLDING

         The Funds may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies a Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

         Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                              SHAREHOLDER SERVICES

         The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE

         Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds of the Company provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFIT Investment Fund, Inc., c/o PFPC Inc. P.O. Box 8701, Wilmington, DE 19809. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:00 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

         For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to those of the Company, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

         Shareholders may transfer shares of the Company's Funds to another person by written request to The OFFIT Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Fund Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                               GENERAL INFORMATION

CODE OF ETHICS

         The Adviser, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

CAPITAL STOCK

         All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

         As of April 4, 2002, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, own less than 1% of the outstanding voting shares of each Fund. As of April 4, 2002, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds of the Company:


                                                         NAME AND ADDRESS OF
FUND                                                       BENEFICIAL OWNER                              PERCENTAGE
- ----                                                       ----------------                              ----------
High Yield (MSD&T Shares)                     Mercantile Safe Deposit & Trust Co.                        80.29%(1)
                                              Mutual Fund Administration
                                              Two Hopkins Plaza, 4th Floor
                                              Baltimore, MD 21201

                                              MSD&T Total Return Bond Fund                               15.11%
                                              Mutual Fund Administration
                                              Two Hopkins Plaza, 4th Floor
                                              Baltimore, MD 21201

High Yield (Advisor Shares)                   Bear Stearns Securities Corp.                               5.16%(2)
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201

                                              Wachovia Securities INC.                                    6.80%(2)
                                              PO BOX 1220
                                              Charlotte NC 28201-1220

Emerging Markets Bond (Select Shares)         OFFITBANK                                                  15.28%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

Emerging Markets Bond (Advisor Shares)        National Investor Services Corp.                           91.54%(1)(2)
                                              55 Water St.
                                              New York, NY 10041-3299

                                              National Financial Services LLC                             8.46%(2)
                                              200 Liberty St.
                                              One World Financial Center
                                              New York, NY 10281




                                       69






Total Return Fund                             Wachovia Bank NA                                           38.24%(1)(2)
                                              301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

                                              OFFITBANK                                                   8.52%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              First Union National Bank                                   6.27%(2)
                                              1525 West Harris Blvd.
                                              Charlotte, NC 28288-1151



U.S. Government Securities (Select            Wachovia Bank NA                                           19.61%(2)
Shares)                                       301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

                                              Union Theological Seminary                                 13.10%
                                              3041 Broadway
                                              New York, NY 10027

                                              Tanaka Memorial Foundation Inc.                            12.79%
                                              237 Park Ave., 21st Floor
                                              New York, NY 10017

                                              Mark S. Siegel                                              6.31%
                                              c/o OFFITBANK
                                              520 Madison Ave.
                                              New York, NY 10022-4213
                                                                                                          5.43%
                                              The Tech Museum of Innovation
                                              145 W San Carlos
                                              San Jose CA 95113


Mortgage Securities (Advisor Shares)          First Clearing Corp.                                         100%(1)(2)
                                              Riverfront Plaza West Tower
                                              901 East Byrd St.
                                              Richmond, VA 23219

Mortgage Securities (Select Shares)           Solidago Foundation INC                                    12.70%
                                              25 Main St. Suite 439
                                              Northampton, MA 01060

                                              The Episcopal Foundation of Texas                           5.51%
                                              3203 West Alabama
                                              Houston, TX 77098

                                       70

California Municipal (Select Shares)          OFFITBANK
                                              520 Madison Ave.                                           45.20%(1)(2)
                                              New York, NY 10022-4213


                                              Mathilde M. Notaras                                         5.69%
                                              c/o OFFITBANK
                                              520 Madison Ave.
                                              New York, NY 10022-4213


New York Municipal (Select Shares)            OFFITBANK                                                  10.44%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              REHO & CO                                                   5.11%
                                              PO Box 1377
                                              Buffalo, NY 14240

National Municipal (Select Shares)            OFFITBANK                                                  15.64%(2)
                                              520 Madison Ave.
                                              New York, NY 10022-4213

                                              Wachovia Bank NA                                            5.51%(2)
                                              301 N Church St. PO Box 3073
                                              Winston Salem, NC 27150

National Municipal (Advisor Shares)           First Clearing Corp.                                         100%(1)(2)
                                              Riverfront Plaza West Tower
                                              901 East Byrd St.
                                              Richmond, VA 23219



(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.


(2) As a result of the voting and disposition authority granted to the Adviser in management agreements with clients who are invested in the Funds, the Adviser was the beneficial owner (as defined for purposes of the Securities Exchange Act of 1934, as amended) in the amounts noted above (2) as of April 4, 2002.




OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information regarding the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL INFORMATION

     The audited financial statements and financial highlights for the Company and the notes thereto appearing in the most current fiscal year Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2001, KPMG LLP, whose report thereon dated February 19, 2002, is also incorporated by reference. The financial statements for the fiscal year ended December 31, 2000 were audited by the Company's prior independent auditors, Ernst & Young LLP, whose report thereon dated February 6, 2001 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                          EVERGREEN FIXED INCOME TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                  800.343.2898

                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 16, 2002

               Evergreen Offit High Yield Fund ("High Yield Fund")

           Evergreen Offit Mortgage Securities Fund ("Mortgage Fund") Evergreen Offit U.S. Government Securities Fund ("U.S. Government Fund")
                     (Each a "Fund," together, the "Funds")

                      Each Fund is a series of an open-end
                          management investment company
                         known as Evergreen Fixed Income
                               Trust (the "Trust")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated September 16, 2002 for the Fund in which you are making or contemplating an investment. The Funds are offered through a prospectus offering Class A and Class I shares of each Fund except U.S. Government Fund which offers only Class I shares. You may obtain a prospectus without a charge by calling 800.343.2898 or by downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-3
EXPENSES....................................................................1-4
SERVICE PROVIDERS...........................................................1-5

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-20
PRICING OF SHARES..........................................................2-23
PERFORMANCE CALCULATIONS...................................................2-24
PRINCIPAL UNDERWRITER......................................................2-25
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-26
SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS......................2-29
TAX INFORMATION............................................................2-30
BROKERAGE..................................................................2-33
ORGANIZATION...............................................................2-34
INVESTMENT ADVISORY AGREEMENT..............................................2-35
MANAGEMENT OF THE TRUST....................................................2-36
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-40
ADDITIONAL INFORMATION.....................................................2-50

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Non-Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds

         A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Principal Protection Fund I and Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to each Fund unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions
Repurchase Agreements
Reverse Repurchase  Agreements
Dollar Roll Transactions  (applicable only to U.S. Government Fund and
  Mortgage Fund)
Covered Dollar Rolls (applicable only to U.S.  Government Fund and
  Mortgage Fund)
Securities Lending
Convertible Securities  (applicable  only to High Yield  Fund and
  Mortgage  Fund)
Warrants (applicable only to High Yield Fund)
Swaps, Caps, Floors and Collars (applicable only to Mortgage Fund)
Options and Futures  Strategies
Brady Bonds  (applicable only to High Yield Fund)
Obligations of Foreign Branches of United States Banks
Obligations  of United  States  Branches  of Foreign  Banks
Foreign  Securities
Foreign  Currency  Transactions  (applicable  only to High  Yield  Fund and U.S.
  Government Fund)
Premium Securities
High Yield, High Risk Bonds (applicable only to High Yield Fund)
Illiquid  and  Restricted  Securities
Investment  in Other Investment Companies
Short Sales
Municipal Securities (applicable only to High Yield Fund and U.S.
  Government Fund)
Master Demand Notes (applicable only to Mortgage Fund)
Payment-in-Kind Securities (applicable only to High Yield Fund and Mortgage
  Fund)
Zero Coupon "Stripped" Bonds
Mortgage-Backed or Asset-Backed Securities
Variable  or  Floating  Rate   Instruments
Limited   Partnerships (applicable only to High Yield Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of August 31, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

     As of August 31, 2002 no person, to each Fund's knowledge, owned beneficially or of record 5% or more of the shares of any Fund.

                                    EXPENSES

Advisory Fees

     OFFITBANK Fund Advisors (OFFITBANK), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment advisor to the Funds. Wachovia Bank, N.A., located at 301 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation (Wachovia). For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         OFFITBANK is entitled to receive an annual fee from the High Yield Fund equal to the following percentages of the average daily net assets of the Fund:

                         ----------------------------------- ------------------
                              Average Daily Net Assets              Fee

                         ----------------------------------- ------------------
                         ----------------------------------- ------------------
                                 First $200 million                0.85%
                         ----------------------------------- ------------------
                         ----------------------------------- ------------------
                                 Next $400 million                 0.75%
                         ----------------------------------- ------------------
                         ----------------------------------- ------------------
                                 Over $600 million                 0.65%
                         ----------------------------------- ------------------

         OFFITBANK is entitled to receive an annual fee from each of the Mortgage Fund and the U.S. Government Fund equal to 0.35% of each Fund's average daily net assets.

Trustee Compensation

Listed below is the Trustee compensation paid by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. Since the Funds were not operational for the fiscal year ended December 31, 2001, they did not pay compensation. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

=============================================================
                                Total Compensation from the
                                Evergreen Fund Complex for
           Trustee                the twelve months ended
                                        12/31/2001*
-------------------------------------------------------------
-------------------------------------------------------------
Laurence B. Ashkin**                      $40,250
-------------------------------------------------------------
-------------------------------------------------------------
Charles A. Austin, III                    $93,000
-------------------------------------------------------------
-------------------------------------------------------------
Arnold H. Dreyfuss**                      $43,250
-------------------------------------------------------------
-------------------------------------------------------------
K. Dun Gifford                           $109,000
-------------------------------------------------------------
-------------------------------------------------------------
James S. Howell***                        $40,000
-------------------------------------------------------------
-------------------------------------------------------------
Leroy Keith, Jr.                          $92,500
-------------------------------------------------------------
-------------------------------------------------------------
Gerald M. McDonnell                       $93,500
-------------------------------------------------------------
-------------------------------------------------------------
Thomas L. McVerry                         $93,000
-------------------------------------------------------------
-------------------------------------------------------------
Louis W. Moelchert, Jr.****               $92,000
-------------------------------------------------------------
-------------------------------------------------------------
William Walt Pettit                       $93,500
-------------------------------------------------------------
-------------------------------------------------------------
David M. Richardson                       $93,500
-------------------------------------------------------------
-------------------------------------------------------------
Russell A. Salton, III                   $103,000
-------------------------------------------------------------
-------------------------------------------------------------
Michael S. Scofield                      $120,000
-------------------------------------------------------------
-------------------------------------------------------------
Richard J. Shima                          $93,500
-------------------------------------------------------------
-------------------------------------------------------------
Richard K. Wagoner                        $93,000
=============================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin             $55,800
Howell             $28,000
McVerry            $93,000
Moelchert          $92,000
Pettit             $93,500
Scofield           $39,375


**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.

***As of January 1, 2000, James S. Howell retired and became Trustee  Emeritus.

****On January 2, 2002, Mr. Moelchert resigned. He received compensation through December 31, 2001.

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from each Fund at the following rate:

=================================== ======================================
     Average Daily Net Assets                  Administrative
      of the Evergreen Funds                 Services Fee Rates*

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------

        First $50 billion                          0.100%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        Next $25 billion                           0.090%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        Next $25 billion                           0.080%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        Next $25 billion                           0.075%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
   On assets over $125 billion                     0.050%
=================================== ======================================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         The Funds pay ESC annual fees as follows:
-------------------------------------- ----------------- --------------------
-------------------------------------- ----------------- --------------------
                                        Annual Fee Per     Annual Fee Per
                                        Open Account*     Closed Account**
Fund Type
-------------------------------------- ----------------- --------------------
-------------------------------------- ----------------- --------------------
Monthly Dividend Funds                     $26.75               $9.00
-------------------------------------- ----------------- --------------------
--------------------------------------  -------------------------------------
Quarterly Dividend Funds                   $25.75               $9.00
--------------------------------------  ---------------- -------------------
--------------------------------------  ----------------- ------------------
Semiannual Dividend Funds                  $24.75               $9.00
--------------------------------------  -------------------------------------
--------------------------------------  -------------------------------------
Annual Dividend Funds                      $24.75               $9.00
-------------------------------------- ----------------- --------------------
-------------------------------------- ----------------- --------------------
Money Market Funds                        $26.75                $9.00
-------------------------------------- ----------------- --------------------
-------------------------------------- ----------------- --------------------

          * For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
         ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006 provides legal advice to the Funds.

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for
               Cooperatives;

          (ii) Farmers Home Administration;

          (iii)   Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi)     Student Loan Marketing Association.

 Securities  Issued  by the  Government  National  Mortgage  Association (GNMA).
--------------------------------------------------------------------------
The       Fund       may        invest       in        securities
issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include mortgage dollar rolls (see descriptions herein).

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                              CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase.......................  5.00%
         Second 12-month period following the month of purchase.......  4.00%
         Third 12-month period following the month of purchase........  3.00%
         Fourth 12-month period following the month of purchase.......  3.00%
         Fifth 12-month period following the month of purchase........  2.00%
         Sixth 12-month period following the month of purchase........  1.00%
         Thereafter...................................................  0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without a front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                               CDSC RATE
 Month of purchase and the first 12-month
 period following the month of purchase                        2.00%
 Second 12-month period following the month of purchase        1.00%
 Thereafter                                                    0.00%

           See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5.  a  systematic   withdrawal   from  the  ERISA  plan  of  a
                  shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.

         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                        the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                        the initial $1,000, after taxes on
                 fund distributions and redemption.


Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.



                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- ------------------------
                                                            Current Maximum
                                     Class                  12b-1 Fees Allowed
                                                            Under the Plans
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        A                      0.75%(a)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        B                        1.00%
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        C                        1.00%
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                        S                      0.75%(b)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                       S1                      0.75%(b)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                 Administrative                0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                              Institutional Service            0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                    Investor                   0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                   Participant                 0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                     Reserve                   0.75%(c)
                            -------------------------- ------------------------
                            -------------------------- ------------------------
                                    Resource                   1.00%(d)
                            -------------------------- ------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of the Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Fund for Class A, B and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         EDI will pay the investment firm a full year's service fee in advance of the dealer's sales of Class C shares of such Fund at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI will also pay commissions to the investment firms based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.


Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended April 30, 2002, the Executive Committee held ten committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. For the fiscal year ended April 30, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended April 30, 2002, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:
Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of           Other
                                        Beginning                                                 Portfolios       Directorships
        Name and            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen funds     of Evergreen
                             Trust       Office*                      Years                         complex        funds complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Former Director, Executive Vice
                                                     President and Treasurer, State Street
                                                     Research & Management Company
                                                     (investment advice); Director, The
                                                     Andover Companies (insurance); Trustee,
Charles A. Austin III                                Arthritis Foundation of New England;
DOB: 10/23/34                                        Director, The Francis Ouimet Society;
                                                     Former Investment Counselor, Appleton
                                                     Partners, Inc. (investment advice);
                                                     Former Director, Health Development
                            Trustee        1991      Corp. (fitness-wellness centers);                95                None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/38                                        and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             95                None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Leroy Keith, Jr.            Trustee        1983      Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix Multi-Portfolio      95               None
                                                     Fund, and The Phoenix Big Edge Series Fund;
2-38

                                                     Former  Chairman  of the Board  and Chief
                                                     Executive  Officer,  Carson  Products
                                                     Company  (manufacturing);  Former  Director
                                                     of Phoenix  Total  Return  Fund and Equifax, Inc.
                                                     (worldwide information  management);
                                                     Former President,  Morehouse College; Former
                                                     Director, Mentor Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust, Phoenix
                                                     Series Fund, Phoenix  Multi-Portfolio Fund, and
                                                     The Phoenix Big Edge Series Fund Partner, Stonington
                                                     Partners, Inc.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI-STEEL - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/39                                         Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               95                None
                                                     Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Thomas L. McVerry           Trustee        1993      Director of Carolina  Cooperative Credit
                                                     Union; Former Director,  Mentor Income
                                                     Fund, Inc.; Former Trustee, Mentor Funds
                                                     and Cash Resource Trust.                          95                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
William Walt Pettit         Trustee        1984      Partner  and Vice  President  in the law
                                                     firm of Kellam & Pettit,  P.A.;  Former
                                                     Director,  Mentor  Income  Fund,  Inc.;
                                                     Former  Trustee,  Mentor Funds and Cash
                                                     Resource Trust.                                    95                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President,  Richardson,  Runden & Company
                                                     (new  business  development/consulting
                                                     company);  Managing Director,  Kennedy
                                                     Information,  Inc. (executive recruitment
                                                     information   and   research   company);
                                                     Trustee,   411   Technologies, LLP
                                                     (communications);   Director,  J&M  Cumming
                                                     Paper  Co.  (paper  merchandising); Columnist,
                                                     Commerce  and  Industry  Association  of
                                                     New  Jersey;  Former  Vice Chairman, DHR
                                                     International,  Inc. (executive  recruitment);
                                                     Former Senior Vice President,  Boyden International
                                                     Inc. (executive recruitment);  Former Director,
                                                     Mentor  Income  Fund,  Inc.;  Former  Trustee,
                                                     Mentor  Funds and Cash  Resource Trust.          95                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Russell A. Salton, III MD   Trustee        1984      Medical Director, Healthcare Resource
                                                     Associates, Inc.; Former Medical Director,
                                                     U.S. Health Care/Aetna Health Services;
                                                     Former Consultant,  Managed Health Care;
                                                     Former President,  Primary Physician Care;
                                                     Former Director,  Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               95                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

2-39

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S. Scofield;
                                                     Former  Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               95                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent     Consultant;
                                                     Director,  Trust Company of
                                                     CT;  Trustee,  Saint Joseph
                                                     College  (CT);  Director of
                                                     Hartford   Hospital,    Old
                                                     State  House   Association;
                                                     Trustee,  Greater  Hartford
                                                     YMCA;    Former   Chairman,
                                                     Environmental     Warranty,
                                                     Inc.   (insurance  agency);
                                                     Former            Executive
                                                     Consultant,    Drake   Beam
                                                     Morin, Inc.
Richard J. Shima                                     (executive outplacement); Former
DOB: 8/11/39                                         Director of Enhance Financial Services,
                                                     Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Chairman, Board of Trustees,              95                None
                                                     Hartford Graduate Center; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------
                                                    Current Member and Former President,
                                                    North Carolina Securities Traders
                                                    Association; Member, Financial Analysts
                                                    Society; Former Chief Investment
Richard K. Wagoner,                                 Officer, Executive Vice President and
CFA**                                               Head of Capital Management Group, First
DOB: 12/12/37                                       Union National Bank; Former Consultant
                                                    to the Boards of Trustees of the
                           Trustee        1999      Evergreen funds; Former Member, New York          95               None
                                                    Stock Exchange; Former Trustee, Mentor
                                                    Funds and Cash Resource Trust.
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen funds shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee            Fund                                             Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================

2-40

McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A.,      None
III*
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans.

         Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/301 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/60/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/63/Treasurer/ Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/60/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/63/Vice President and Assistant Treasurer/ Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior

2-41

Tax     Consulting/Acting      Manager,      Investment     Companies     Group,
PricewaterhouseCoopers LLP, New York.

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/65/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.

                        CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low riks)
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely

2-42
to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

2-43

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

2-44

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

2-45

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

2-46

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

2-47

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

2-48

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

2-49

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

2-50

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

2-51

                          EVERGREEN FIXED INCOME TRUST

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement filed on October 8, 1997, Registration No. 333-37433.

2. Bylaws. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

3.       Not applicable.

4.       Agreement   and  Plan  of   Reorganization.   Exhibit A  to Prospectus/
         Proxy  Statement  contained  in Part A of this  Registration Statement.

5. Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6(a) Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 22 filed on September 16, 2002, Registration No. 333-37433.

7(a)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Fixed Income Trust for Classes A and C. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 22 filed on September 16, 2002, Registration No. 333-37433.

7(b)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Fixed Income Trust for Class B. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

7(c)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Fixed Income Trust for Class I. To be filed by amendment on or about November 12, 2002.

7(d) Specimen Copy of Dealer Agreement for used by Evergreen Distributor, Inc. Incorporated by reference to Evergreen Fixed Income Trust's Pre-Effective Amendment No. 1 filed on November 10, 1997.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 19 filed on August 26, 2002, Registration No. 333-37433.

9. Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration No. 333-37433.

10(a)    Rule 12b-1  Distribution  Plans for Class A. Incorporated by reference
         to Evergreen Fixed Income Trust's  Post-Effective  Amendment   No. 22
         filed on September 16, 2002, Registration No. 333-37433.

10(b) Rule 12b-1 Distribution Plans for Class B. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form N-14AE/A filed on September 4, 2002, Registration No. 333-98451.

12.      Tax Opinion  and Consent of Sullivan & Worcester LLP. Contained herein.

13.      Not applicable.

14. Consent of KPMG LLP. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form N-14AE/A filed on September 4, 2002, Registration No. 333-98451.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

17.      Proxy Card.  Contained herein.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of September, 2002.

                                         EVERGREEN FIXED INCOME TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 2002.


/s/ William M. Ennis                    /s/ Michael H. Koonce             /s/ Carol A. Kosel
-----------------------                 ----------------------            ------------------
William M. Ennis*                       Michael H. Koonce*                Carol A. Kosel*
President                               Secretary                         Treasurer
(Chief Operating Officer)                                                 (Principal Financial and
                                                                           Accounting Officer)
/s/ Charles A. Austin, III              /s/ William Walt Pettit            /s/ Gerald M. McDonnell
--------------------------              -----------------------            -----------------------
Charles A. Austin III*                  William Walt Pettit*               Gerald M. McDonnell*
Trustee                                 Trustee                            Trustee


/s/ K. Dun Gifford                      /s/ Michael S. Scofield            /s/ David M. Richardson
-----------------------                 -----------------------            -----------------------
K. Dun Gifford*                         Michael S. Scofield*               David M. Richardson*
Trustee                                 Chairman of the Board              Trustee
                                        and Trustee

/s/ Thomas L. McVerry                   /s/ Leroy Keith, Jr.               /s/ Richard J. Shima
----------------------                  ------------------------           -------------------------
Thomas L. McVerry*                      Leroy Keith, Jr.*                  Richard J. Shima*
Trustee                                 Trustee                            Trustee


/s/ Russell A. Salton, III MD           /s/ Richard K. Wagoner
-----------------------------           -------------------------
Russell A. Salton, III MD*              Richard K. Wagoner*
Trustee                                 Trustee


*By: /s/ Catherine F. Kennedy
----------------------------
Catherine F. Kennedy
Attorney-in-Fact

         *Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

11       Tax Opinion and Consent of Sullivan & Worcester, LLP
17       Proxy Card

                                    SULLIVAN & WORCESTER LLP
                                    1666 K STREET, N.W.
                                    WASHINGTON, D.C. 20006
                                    TELEPHONE: 202-775-1200
                                    FACSIMILE: 202-293-2275

565 FIFTH AVENUE                              ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                              BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                      TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                       FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494

                                                              September 23, 2002


Evergreen Offit High Yield Fund
200 Berkeley Street
Boston, Massachusetts 02116

OFFIT High Yield Fund
400 Bellevue Parkway
Wilmington, Delaware 19809

         Re:      Conversion of OFFIT High Yield Fund to a Series of a Delaware
                   Business Trust (Evergreen Fixed Income Trust)

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         OFFIT High Yield Fund ("Original Fund") is a series of The OFFIT Investment Fund, Inc. ("Original Corporation"), a Maryland corporation.

         Evergreen Offit High Yield Fund ("Successor Fund") is a series of Evergreen Fixed Income Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Conversion"), Successor Fund will acquire all of the assets of Original Fund in exchange for shares of Successor Fund of equivalent value and the assumption of the identified liabilities of Original Fund. Original Fund will then liquidate and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Trust with respect to Successor Fund and Original Corporation with respect to Original Fund (the "Conversion Agreement") dated August 31, 2002 which is enclosed in proxy materials to be dated September 27, 2002 and submitted to the Securities and Exchange Commission on or about September 25, 2002, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Conversion Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Fund and Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and assumption by Successor Fund of the identified liabilities of Original Fund followed by the distribution of said Successor Fund shares pro rata to the shareholders of Original Fund in liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized to Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. The shareholders of Original Fund will recognize no gain or loss upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate tax basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Conversion will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the Conversion.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Conversion.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the tax basis of those assets to the Original Fund immediately prior to the Conversion, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.5 of the Conversion Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Conversion and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                 Very truly yours,

                                                 /s/  SULLIVAN & WORCESTER LLP

                                                 SULLIVAN & WORCESTER LLP

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                Please   detach   at   perforation   before mailing
   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            OFFIT HIGH YIELD FUND,
                   A series of The Offit Investment Fund, Inc.

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 1, 2002


     The undersigned, revoking all Proxies heretofore given, hereby appoints F. Daniel Prickett and Vincent Rella or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of OFFIT High Yield Fund, a series of The Offit Investment Fund, Inc., ("Offit Fund") that the undersigned is entitled to vote at the special meeting of shareholders of Offit Fund to be held at 10 a.m. on November 1, 2002 at the offices of 520 Madison Avenue, New York, NY 10022-4213 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                    Date                 , 2002

                                    ----------------------------------------

                                    ----------------------------------------
                                    Signature(s) and Title(s), if applicable

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - -- - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE OFFIT INVESTMENT FUND, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE OFFIT INVESTMENT FUND, INC. RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

1. To approve an Agreement and Plan of Reorganization whereby Evergreen Offit High Yield Fund ("Evergreen Fund"), a series of Evergreen Fixed Income Trust, will (i) acquire all of the assets of OFFIT High Yield Fund ("Offit Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of Offit Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN

                                               September 25, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Evergreen Fixed Income Trust (the "Trust")
    Evergreen Offit High Yield Fund, Registration Statement on Form N-14AE/A 1933 Act Registration No. 333-98451
    CIK 0001060711

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE/A of Evergreen Fixed Income Trust (the "Trust"), Registration No. 333-98451. This filing relates to the acquisition of the assets of OFFIT High Yield Fund (the "OFFIT Fund"), a separate series of the The OFFIT Investment Fund, Inc., by and in exchange for shares of Evergreen Offit High Yield Fund (the "Evergreen Fund"), a series of the Trust.

     This  Amendment is being filed  pursuant to Rule 485(b) under the 1933 Act,
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3676.


                                         Very truly yours,

                                         /s/ Catherine F. Kennedy

                                         Catherine F. Kennedy

Enclosures

cc: Robert N. Hickey, Esq.